SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.          (File No. 33-63951)

Post-Effective Amendment No.   5

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.    7    (File No. 811-7405)


STRATEGIST WORLD FUND, INC.
(formerly Express Direct World Fund, Inc.)
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

Approximate Date of Proposed Public Offering:

       immediately upon filing pursuant to paragraph (b)
  X    on Dec. 30, 1997 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i) 75 days after filing pursuant to paragraph (a)(ii) on
       (date) paragraph (a)(ii) of rule 485

If appropriate, check the following box:
       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended Oct. 31, 1997 will be filed on or about Dec. 16, 1997.

World Trust has also executed this Amendment to the Registration Statement.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.

                                     PART A

Item No.       Section in Prospectus
1              Cover page of prospectus

2  (a)         Fund expenses
   (b)         The Funds in brief
   (c)         The Funds in brief

3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights

4  (a)         The Funds in brief; Investment policies and risks; How the Funds and Portfolios are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks

5  (a)         Board members and officers
   (b)(i)      Investment manager; About the Advisor
   (b)(ii)     Investment manager; Administrator and transfer agent
   (b)(iii)    Investment manager
   (c)         Portfolio managers
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Investment manager; Administrator and transfer agent; Distributor
   (g)         About the Advisor

5A(a)          *
   (b)         *

6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         NA
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Special considerations regarding master/feeder structure

7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         NA
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         NA

8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase, exchange or redeem shares: Other important information
   (d)         How to purchase, exchange or redeem shares: How to redeem shares

9              None

                                     PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI

11             Table of Contents

12             NA

13 (a)         Additional Investment Policies; all appendices except
               Dollar-Cost Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions

14 (a)         Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers

15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers

16 (a)(i)      How the Funds and Portfolios are organized; About the Advisor**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and
               Agreement of Distribution / Distribution Agreement
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement
   (e)         NA
   (f)         Agreements: Plan and Agreement of Distribution / Distribution
               Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with the Advisor
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions

18 (a)         Shares; Voting rights**
   (b)         NA

19(a)          Investing in the Funds
   (b)         Valuing Fund Shares; Investing in the Funds
   (c)         Redeeming Shares

20             Taxes

21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA

22 (a)         NA
   (b)         Performance Information
23             Financial Statements

*    Designates information is located in annual report.
**   Designates location in prospectus.

Strategist World Fund, Inc.


Prospectus
Dec. 30, 1997

This prospectus describes three, no-load mutual funds. Strategist World Fund, Inc. is a mutual fund with series of capital stock representing interests in Strategist Emerging Markets Fund, Strategist World Growth Fund and Strategist World Income Fund. Each Fund has its own goals and investment policies.

The goal of Strategist Emerging Markets Fund and of Strategist World Growth Fund is long-term growth of capital.

The goal of Strategist World Income Fund is a high total return through income and growth of capital.

Each Fund has chosen to participate in a master/feeder structure. Each Fund seeks to achieve its goal by investing all of its assets in a corresponding Portfolio of World Trust. Each Portfolio is managed by American Express Financial Corporation and has the same goal as the corresponding Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if one or more of the Funds is the right investment for you. Read it before you invest and keep it for future reference.


Additional  facts about the Funds are in a Statement of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Financial Direct.


Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that these Funds:
o are not  bank deposits
o are not federally insured
o are not endorsed by any bank or government agency
o are not guaranteed to achieve their goals

American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY:  800-710-5260
Web site address: http://www.americanexpress.com/direct

Table of contents


The Funds in brief
Goals and types of Fund investments and their risks
Structure of the Funds
Manager and distributor
Portfolio managers

Fund expenses


Performance
Financial highlights
Total returns
Yield


Investment policies and risks
Facts about investments and their risks
Valuing Fund shares


How to  purchase,  exchange  or redeem  shares
How to  purchase  shares
How to exchange  shares
How to redeem shares
Methods of exchanging or redeeming  shares
Systematic purchase plans
Other important information


Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Funds and Portfolios are organized
Shares
Voting rights
Shareholder meetings
Special considerations regarding master/feeder structure
Board members and officers
Investment manager
Administrator and transfer agent
Distributor

About the Advisor


Appendix A:  Description of corporate bond ratings
Appendix B:  Descriptions of derivative instruments

The Funds in brief

Strategist World Fund, Inc. (the Company) is a mutual fund with series of capital stock representing interests in Strategist Emerging Markets Fund (Emerging Markets Fund), Strategist World Growth Fund (World Growth Fund) and Strategist World Income Fund (World Income Fund) (collectively referred to as the Funds). Emerging Markets Fund and World Growth Fund are diversified mutual funds and World Income Fund is a non-diversified mutual fund. Each Fund has its own goals and investment policies. Each of the Funds seeks to achieve its own goals by investing all of its assets in a corresponding series (the Portfolio) of World Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities.


Goals and types of Fund investments and their risks


Emerging Markets Fund seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in Emerging Markets Portfolio, a diversified mutual fund that invests primarily in the equity securities of issuers in countries with developing or emerging markets. Emerging Markets Portfolio also invests in debt securities, derivative instruments and money market instruments.

World Growth Fund seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in World Growth Portfolio, a diversified mutual fund that invests primarily in equity securities of companies throughout the world. World Growth Portfolio also invests in debt securities, derivative instruments and money market instruments.

World Income Fund seeks to provide shareholders with high total return through income and growth of capital. It does so by investing all of its assets in World Income Portfolio, a non-diversified mutual fund that invests primarily in debt securities of U.S. and foreign issuers. Non-diversified mutual funds may have more market risk than funds that have broader diversification. World Income Portfolio also may invest in common and preferred stocks, derivative instruments and money market instruments.

Because investments involve risk, a Fund cannot guarantee achieving its goals. Risks arising from investments in foreign securities include fluctuations in currency exchange rates, adverse political and economic developments and lack of comparable regulatory requirements applicable to U.S. companies. You should invest in a Fund only if you are willing to assume these risks.


Structure of the Funds


Each Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:


                                                Investors
                                              buy shares in
                                                 the Fund

                                                 The Fund
                                                invests in
                                              the Portfolio

                                         The Portfolio invests in
                                        securities, such as stocks
                                                 or bonds

Manager and distributor


Each Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $168 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise.


Shares of the Funds are sold through American Express Service Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio managers

Emerging Markets Portfolio


Ian King joined the Advisor in 1995 and serves as portfolio manager. He has managed the assets of the Portfolio since Nov. 1996. Prior to joining the Advisor he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995.


World Growth Portfolio


John O'Brien joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He became portfolio manger of World Growth Portfolio in Sept. 1997. He also serves as portfolio manager of IDS Life International Equity Portfolio.

World Income Portfolio
Ray Goodner joined the Advisor in 1977 and serves as vice president and senior portfolio manager. He has managed the assets of World Income Portfolio and its predecessor fund since 1989. He also manages Quality Income Portfolio, IDS Global Balanced Fund and IDS Life Global Yield Fund.


Fund expenses


The purpose of the following table and example is to summarize the aggregate expenses of each Fund and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in each Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should be approximately equal to (and may be less than) the per share expenses a Fund would have if the Company retained its own investment advisor and the assets of each Fund were invested directly in the type of securities held by the corresponding Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Funds and Portfolios are organized."

Shareholder transaction expenses(a)
Maximum sales charge on purchases(b)
(as a percentage of offering price)


------------------------------------ ----------------------------------- -----------------------------------
         Emerging Markets                       World Growth                        World Income
------------------------------------ ----------------------------------- -----------------------------------
------------------------------------ ----------------------------------- -----------------------------------
               Fund                                 Fund                                Fund
------------------------------------ ----------------------------------- -----------------------------------
------------------------------------ ----------------------------------- -----------------------------------
                0%                                   0%                                  0%
------------------------------------ ----------------------------------- -----------------------------------


Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

--------------------------------------- -------------------------- --------------------- -------------------
                                            Emerging Markets           World Growth         World Income
--------------------------------------- -------------------------- --------------------- -------------------
--------------------------------------- -------------------------- --------------------- -------------------
                                                  Fund                     Fund                 Fund
--------------------------------------- -------------------------- --------------------- -------------------
--------------------------------------- -------------------------- --------------------- -------------------
Management fee(c)                                 1.07%                   0.78%                0.78%
--------------------------------------- -------------------------- --------------------- -------------------
--------------------------------------- -------------------------- --------------------- -------------------
12b-1 fee                                         0.25%                   0.25%                0.25%
--------------------------------------- -------------------------- --------------------- -------------------
--------------------------------------- -------------------------- --------------------- -------------------
Other expenses(d)                                 0.88%                   0.72%                0.32%
--------------------------------------- -------------------------- --------------------- -------------------
--------------------------------------- -------------------------- --------------------- -------------------
Total (after reimbursement)                       2.20%                   1.75%                1.35%
--------------------------------------- -------------------------- --------------------- -------------------

(a)A wire redemption charge, currently $15, is deducted from the shareholder's Investment Management Account for wire redemptions made at the request of the shareholder.

(b)There are no sales loads; however, each Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders. (c)The management fee is paid by the Trust on behalf of the Portfolios. (d)Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, total expenses will not exceed 2.20% for Emerging Markets Fund, 1.75% for World Growth Fund and 1.35% for World Income Fund. Without this agreement, the ratio of expenses to average daily net assets would have been: 9.61% for Emerging Markets Fund, 5.13% for World Growth Fund and 5.36%, for World Income Fund.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

--------------------------- -------------------------- -------------------------- --------------------------
                                Emerging Markets             World Growth               World Income
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
                                      Fund                       Fund                       Fund
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
1 year                                $ 22                       $ 18                       $ 14
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
3 years                               $ 69                       $ 55                       $ 43
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
5 years                               $118                       $ 95                       $ 74
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------
10 years                              $254                       $207                       $163
--------------------------- -------------------------- -------------------------- --------------------------

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Funds pay annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

5. Financial highlights



The table below shows certain  important  information for evaluating each Fund's results.
Fiscal period ended Oct. 31,
Per share income and capital changes(a)
                                        Emerging
                                         Markets                     World                    World
                                            Fund                     Growth Fund              Income Fund
                                            1997(c)      1997         1996(b)      1997        1996(b)
Net asset value, beginning of period       $5.00        $7.08        $7.32        $6.24       $6.05

Income from investment operations:
Net investment income                        .01          .02          .04          .36         .15
Net gains (losses)
  (both realized and unrealized)             .27          .40         (.28)        (.03)        .25
Total from investment operations             .28          .42         (.24)         .33         .40

Less distributions:
Distributions from net investment income    (.01)        (.01)          --         (.23)       (.15)
Excess distributions of net
  investment income                           --           --           --           --        (.06)
Distributions from realized gains             --           --           --         (.02)         --
Total distributions                         (.01)        (.01)          --         (.25)       (.21)
Net asset value, end of period              5.27         7.49         7.08         6.32        6.24

Ratios/supplemental data
Net assets, end of period (in thousands)    $651         $604         $489         $627        $524
Ratio of expenses to
  average daily net assets                  2.20%(d,e)   1.65%d       1.75%(d,e)   1.35%(d)    1.35%(d,e)
Ratio of net income to
  average daily net assets                   .12%(e)      .26%        1.61%(e)     6.28%       5.87%(e)
Total return                                 5.9%         6.0%        (3.3%)        6.6%        6.6%
Portfolio turnover rate (excluding
  short-term securities)                      87%         199%          58%          55%         24%
Average brokerage commission rate(f)      $.0034       $.0113       $.0086           --          --

 (a) For a share outstanding throughout the period. Rounded to the nearest cent.
 (b) Inception date was May 13, 1996.
 (c) Inception date was Nov. 13, 1996.
 (d) The Advisor and Distributor  voluntarily  limited total operating expenses.
     Without this  agreement,  the ratio of expenses to average daily net assets would have been 9.61% for Emerging  Markets Fund for the period ended 1997,
     5.13% and 17.33% for World  Growth  Fund for  periods  ended 1997 and 1996, respectively,  and 5.36% and 19.23% for World Income Fund for periods ended
     1997 and 1996, respectively.
 (e) Adjusted to an annual basis.
 (f) Effective  fiscal  year 1996,  the Fund is  required to disclose an average
     brokerage   commission   rate  per  share  for  security  trades  on  which
     commissions  are charged.  The  comparability  of this  information  may be affected  by the fact that  commission  rates per share vary  significantly among foreign countries.

4. Financial highlights

The table below shows certain important financial information for evaluating the Fund's results.

Period ended Oct. 31,
Per share income and capital changesa


                                             1997(b)

Net asset value,                             $5.00
beginning of period

Income from investment operations:

Net investment income (loss)                  (.07)

Net gains (losses) (both realized              .34
and unrealized)

Total from investment operations               .27

Net asset value,                             $5.27
end of period

Ratios/supplemental data:
                                              1997(b)

Net assets, end of period                     $527
(in thousands)

Ratio of expenses to                          1.50%(c,d)
average daily net assets

Ratio of net income (loss)                   (1.39%)(c)
to average daily net assets

Portfolio turnover rate                        164%
(excluding short-term securities)
for the underlying Portfolio

Total return                                   5.4%

Average brokerage commission                $.0488
rate for the underlying Portfolio(e)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date. Period from Nov. 13, 1996 to Oct. 31, 1997.
(c) Adjusted to an annual basis.
(d) The Advisor and Distributor voluntarily limited total operating expenses to 1.50% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 2.36%.
(e) The Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Oct. 31, 1997

------------------------------------------------------- ----------------- ----------------- ----------------
Purchase                                                     1 year           5 years            Since
made                                                          ago               ago          inception(a)
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
Emerging Markets Fund(a)                                        --%               --%         +  5.90%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   MSCI Emerging Markets Free Index(b)                          --%               --%         - 11.34%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Lipper Emerging Markets Fund Index(b)                        --%               --%         -   5.99%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
World Growth Fund(c)                                      +  5.98%          +10.35%           +  6.98%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   MSCI All Country World Free Index(d)                   +13.94%           +12.24%           +  6.96%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   EAFE Index(d)                                          -   0.12%         +11.11%           +  4.96%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Lipper International Fund Index(d)                     +13.35%           +13.70%           +  8.00%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
World Income Fund(c)                                      +  6.61%          +  8.22%          +10.19%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Salomon Brothers Global Govt. Bond
   Composite Index(e)                                     +  8.63%          +  7.36%          +  8.59%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Lipper Global Income Fund Index(e)                     +  5.51%          +  7.47%          +  8.52%
------------------------------------------------------- ----------------- ----------------- ----------------

Cumulative total returns as of Oct. 31, 1997

------------------------------------------------------- ----------------- ----------------- ----------------
Purchase                                                     1 year           5 years            Since
made                                                          ago               ago          inception(a)
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
Emerging Markets Fund(a)                                        --%               --%         +    5.90%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   MSCI Emerging Markets Free Index(b)                          --%               --%         -   11.34%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Lipper Emerging Markets Fund Index(b)                        --%               --%         -   5.99%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
World Growth Fund(c)                                      +  5.98%          +63.65%           +  65.10%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   MSCI All Country World Free Index(d)                   +  3.94%          +83.29%           +  71.91%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   EAFE Index(d)                                          -  0.12%          +69.32%            + 43.31%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Lipper International Fund Index(d)                     + 13.35%          +89.98%           +  77.25%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
World Income Fund(c)                                      +  6.61%          +48.47%           +130.37%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Salomon Brothers Global Govt. Bond
   Composite Index(e)                                     +  8.63%          +42.61%           +113.52%
------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------

------------------------------------------------------- ----------------- ----------------- ----------------
------------------------------------------------------- ----------------- ----------------- ----------------
   Lipper Global Income Fund Index(e)                     +  5.51%          +43.34%           +101.98%
------------------------------------------------------- ----------------- ----------------- ----------------

(a) Inception date was Nov. 13, 1996.
(b) Measurement period started Dec. 1, 1996.
(c) Inception date was May 29, 1990 for IDS Global Growth Fund and March 20, 1989for IDS Global Bond Fund (the predecessorfunds).On May 13, 1996, IDS Global Growth Fund and IDS Global Bond Fund (the predecessor funds) converted to a master/feeder structure and transferred all of their assets to World Growth Portfolio and World Income Portfolio, respectively. The performance information in the foregoing tables, other than the one year return, represents performance of the corresponding predecessor funds prior to March 20, 1995 and of Class A shares of the corresponding predecessor funds from March 20, 1995 through May 13, 1996 adjusted to reflect the absence of sales charges on shares of the Funds sold through this prospectus. The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the predecessor Funds.
(d) Measurement period started June 1, 1990.
(e) Measurement period started April 1, 1989.

These examples show total returns from hypothetical investments in each Fund. These returns are compared to those of popular indexes for the same periods.


For purposes of calculation, information about each Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a Fund's future performance.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index comprising 26 emerging market countries. It is widely recognized by investors as a measurement index for portfolios of emerging market securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Emerging Markets Fund Index, published by Lipper Analytical Services, Inc. includes 31 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Morgan Stanley Capital International All Country World Free Index (MSCI All Country World Free Index) is an unmanaged index compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. It is widely recognized by investors in foreign markets as the measurement index for portfolios of global securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Morgan Stanley Capital International EAFE Index (EAFE Index), an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East, is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper International Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to World Growth Portfolio, although some funds in the index may have somewhat different investment policies or objectives.

Salomon Brothers Global Government Bond Composite Index is an unmanaged representative list of government bonds of 17 countries throughout the world. The index is a general measure of government bond performance. Performance is expressed in the U.S. dollar as well as the currencies of governments making up the index. The bonds included in the index may not be the same as those in World Income Portfolio. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Global Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to World Income Portfolio, although some funds in the index may have somewhat different policies or objectives.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the net asset value at the end of the period. This annualized yield for the 30-day period ended Oct. 31, 1997 was 6.17% for World Income Fund. The Fund calculates this 30-day annualized yield by dividing:

o        net investment income per share deemed earned during a 30-day period by

o        the net asset value per share on the last day of the period

o        converting the result to a yearly equivalent figure

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow. Past yields should not be considered an indicator of future yields.

Investment policies and risks


The policies described below apply both to the Fund and the corresponding Portfolio.

Emerging Markets Portfolio - Emerging Markets Portfolio invests primarily in equity securities of issuers in countries with developing or emerging markets. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in emerging market equity securities of at least three different countries. The Portfolio also may invest in debt securities, derivative instruments and money market instruments.

World Growth Portfolio - World Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of companies located both in developed and emerging countries. Generally, these companies will have over $200 million in market capitalization and, under normal market conditions, at least 65% of the Portfolio's total assets will be invested in the common stocks and convertible securities of companies in at least three different countries including the United States. The Portfolio also invests in preferred stocks, debt securities, derivative instruments and money market instruments.

World Income Portfolio - World Income Portfolio invests primarily in debt securities of U.S. and foreign issuers. Under normal market conditions at least 80% of the Portfolio's net assets will be investment-grade corporate or government debt securities including money market instruments of issuers located in at least three different countries including the United States. The Portfolio also invests in debt securities below investment grade, convertible securities, common stocks and derivative instruments.

The various types of investments described above that the investment managers use to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks

Emerging markets: Emerging markets are considered to be those countries characterized as developing or emerging by either the World Bank or the United Nations. Some examples of emerging market countries are Brazil, India, Malaysia and Thailand. As used in this prospectus, emerging market equity securities include securities traded in countries with developing or emerging markets as well as securities traded in any market, if the issuer derives 50% or more of its total revenue from goods or services produced in emerging market countries or from sales made in emerging market countries. Equity investments in developing markets are high risk investments, subject to significant price fluctuation due to the potential lack of liquidity experienced by these market places, the possibility that emerging markets will be less efficient in pricing equity securities and the potential inability of emerging markets to deal with significant price declines in an orderly manner. Emerging markets generally grow more rapidly than developed markets. Emerging market companies tend to be smaller companies producing goods or providing services in less developed global economies. Emerging market companies can be of any size and can be in any industry. Normally, emerging market companies retain a large part of their earnings for research, development and reinvestment in capital assets. Therefore, they tend not to emphasize the payment of dividends.

Common stocks: Stock prices are subject to market fluctuations. Stocks of foreign companies may be subject to abrupt or erratic price movements. While many of the Portfolio's investments are in established companies having adequate financial reserves, some investments involve substantial risk and may be considered speculative.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.


Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Portfolio relies both on independent rating agencies and on the investment manager's credit analysis.

Emerging Markets Portfolio may invest up to 20% of its net assets in bonds. Emerging Markets Portfolio may invest up to 10% of its net assets in bonds rated below investment grade, including Brady Bonds.


World Growth Portfolio may invest up to 20% of its net assets in bonds. World Growth Portfolio will not invest more than 5% of its net assets in bonds below investment grade, including Brady bonds.

World Income Portfolio invests in securities rated B or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P).

Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

                                       World Income Portfolio
                            Bond ratings and holdings for the fiscal year
                                        ending Oct. 31, 1997

---------------------- -------------------- ---------------------------------- --------------------------------------
                       S&P rating           Protection of                              Percent of net assets
     Percent of        (or Moody's          principal and                              in unrated securities
     net assets        equivalent)          interest                                  assessed by the Advisor

---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
    59.99%             AAA                  Highest quality                              0.67%
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
     5.50              AA                   High quality                                   --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
     2.10              A                    Upper medium grade                             --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
     2.73              BBB                  Medium grade                                   --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
    15.03              BB                   Moderately speculative                        .32
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
     1.01              B                    Speculative                                   .24
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
       --              CCC                  Highly speculative                             --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
       --              CC                   Poor quality                                   --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
       --              C                    Lowest quality                                 --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
       --              D                    In default                                     --
---------------------- -------------------- ---------------------------------- --------------------------------------
---------------------- -------------------- ---------------------------------- --------------------------------------
     3.22              Unrated              Unrated securities                           1.99
---------------------- -------------------- ---------------------------------- --------------------------------------

The table above excludes money market instruments that are considered investment grade securities. See Appendix to the prospectus describing corporate bond ratings for further information.

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to unitholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Foreign investment: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to currency fluctuations and political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. These risks are increased in countries with emerging markets because they often have relatively unstable governments and less established economies. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile. In addition, the Portfolio may have limited legal recourse in the event a sovereign government is unwilling or unable to pay its debt.


Diversification: Since World Income Portfolio is a non-diversified mutual fund, it may concentrate its investments in securities of fewer issuers than would a diversified fund. Accordingly, World Income Portfolio may have more risk than mutual funds that have broader diversification.


Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. A Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolios will designate cash or appropriate liquid assets to cover portfolio obligations. No more than 5% of each Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of a Portfolio's assets at risk to 5%. The Portfolios are not limited as to the percentage of their assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of a Portfolio's net assets will be held in securities and other instruments that are illiquid.


Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of a Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: Each Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless holders of a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of a Portfolio's net assets.

Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of a Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.


To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:


o Securities and assets with available market values are valued on that basis

o        Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

o Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at a rate of exchange set as near to the close of the day as practicable

How to purchase, exchange or redeem shares

How to purchase shares


You may purchase  shares of the Funds through an Investment  Management  Account
(IMA) maintained with the Distributor. There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.


Complete an IMA Account Application (available by calling 800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.

If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in a Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.


When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. See "Valuing Fund shares."


Methods of purchasing shares. There are three convenient ways to purchase shares of the Funds. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

         You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 800-AXP-SERV.

By mail:

         Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196, and should contain the following information:

         o        your IMA account number (or an IMA Account Application)
         o the name of the Fund(s) and the dollar amount of shares you would like purchased

         Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:


         Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. See "Systematic purchase plans."


Other purchase information. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares


The exchange privilege allows you to exchange your investment in a Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information on any other fund, read that fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. Each Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the

Funds reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Funds and their shareholders.


How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.


Each Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders.


Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

Methods of exchanging or redeeming shares

By phone:


You may exchange or redeem your shares by calling 800-AXP-SERV. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.


To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)

o        the name of the fund from which you wish to exchange or redeem shares

o        the dollar amount or number of shares you want to exchange or redeem


o the name of the fund into which shares are to be exchanged, if applicable


Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:

o        your IMA account number
o the name of the fund from which you wish to exchange or redeem shares o the dollar amount or number of shares you want to exchange or redeem o the name of the fund into which shares are to be exchanged, if applicable o a signature of at least one of the IMA account holders in the exact form specified on the account


Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. Each Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are not followed, a Fund may be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.


Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you
may  select  from  several  different   investment  methods  to  make  automatic
investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.


b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account). If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).


Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:

         o        The funds with SPP that you want to cancel

         o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

         o The investment frequency and investment dates for your new automatic investments


Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.


Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.


To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.


Other important information

Minimum balance and account requirements. Each Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or their Distributor. This prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference


American Express Financial Direct Team
Fund performance,  objectives and account inquiries,  redemptions and exchanges,
dividend   payments  or  reinvestments   and  automatic   payment   arrangements
800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260


Distributions and taxes

As a shareholder you are entitled to your share of a Fund's net income and any net gains realized on its investments. Each Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences that you should know about.

Dividend and capital gain distributions


A Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to a Fund. A Fund deducts direct and allocated expenses from the investment income. Net investment income from dividends and interest is distributed to you as dividends by the end of the calendar year for Emerging Markets Fund and World Growth Fund and at the end of each calendar quarter for World Income Fund. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. A Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of a Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

The Funds have received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, each Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.


Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the respective Fund declares them regardless of whether you take them in cash or reinvest them.


Income received by a Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions subject to provisions and limitations of the Internal Revenue Code. The Fund will notify you if such credit or deduction is available.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o     a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o     criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                           Use the Social Security or
For this type of account:           Employer Identification number of:

Individual or joint account                 The individual or individuals listed
                                            on the account

Custodian account of a minor                The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                              The grantor-trustee (the person who
                                            puts the money into the trust)

An irrevocable trust, pension               The legal entity (not the
trust or estate                             personal representative or trustee,
                                            unless no legal entity is designated
                                            in the account title)

Sole proprietorship                         The owner

Partnership                                 The partnership

Corporate                                   The corporation

Association, club or                        The organization
tax-exempt organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to each Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Funds and Portfolios are organized


Shares

The Company is currently composed of four funds, each issuing its own series of capital stock. Each Fund is owned by its shareholders. All shares issued by a Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.

The shares of each Fund making up the Company represent an interest in that Fund's assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure


Each Fund pursues its goals by investing its assets in a master fund called a Portfolio. This means that a Fund does not invest directly in securities; rather the respective Portfolio invests in and manages its portfolio of securities. The goals and investment policies of each Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing each Fund's assets in the respective Portfolio. The board believes that the master/feeder structure will be in the best interest of each Fund and its shareholders since it offers the opportunity for economies of scale.
A Fund may redeem all of its assets from
the corresponding Portfolio at any time. Should the board determine that it is in the best interest of a Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. A Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: Each Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of a Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in a Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in a Portfolio, that Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever a Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the corresponding Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.


Board members and officers


Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager

Each Portfolio pays the Advisor for managing its assets. Each Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of each Portfolio, as follows:


Emerging Markets Portfolio

  Assets      Annual rate at
(billions)   each asset level
First $0.25      1.10%
Next   0.25      1.08
Next   0.25      1.06
Next   0.25      1.04
Next   1.0        1.02
Over   2.0        1.00

  World Growth Portfolio

  Assets      Annual rate at
(billions)   each asset level
First $0.25      0.800%
Next   0.25      0.775
Next   0.25      0.750
Next   0.25      0.725
Next   1.0        0.700
Over   2.0        0.675

  World Income Portfolio

  Assets      Annual rate at
(billions)   each asset level
First $0.25       0.770%
Next   0.25       0.745
Next   0.25       0.720
Next   0.25       0.695
Over   1.0         0.670


For the fiscal period ended Oct. 31, 1997, the Advisor received investment management fees of 1.07% of average daily net assets for Emerging Markets
Portfolio, 0.78% for World Growth Portfolio and 0.78% for World Income Portfolio. Under the agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, each Fund pays the Advisor for administration and accounting services at an annual rate that decreases as assets increase. For Emerging Markets Fund the fee ranges from 0.10% to 0.05%. For World Growth Fund, the fee ranges from 0.06% to 0.035%. For World Income Fund, the fee ranges from 0.06% to 0.04%.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Emerging Markets Fund and World Growth Fund pay AECSC an annual fee for each Fund of $20 per shareholder account and World Income Fund pays AECSC an annual fee of $25 per shareholder account.


Distributor


The Funds sell shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Funds and their operations, new account applications, exchange and redemption requests. The Funds reserve the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.

To help defray costs, including costs for marketing, sales administration, training, overhead, direct marketing programs, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. Under a Plan and Agreement of Distribution each Fund pays a distribution fee at an annual rate of 0.25% of that Fund's average daily net assets for distribution-related services.
This fee will not cover all of the costs incurred by the Distributor.

Total expenses paid by each Fund for the fiscal period ended Oct. 31, 1997, were 2.20% for Emerging Markets Fund, 1.65% for World Growth Fund and 1.35% for World Income Fund.


The expense ratio of the Fund and Portfolio may be higher than that of a fund investing exclusively in domestic securities because the expenses of the Fund and Portfolio, such as the investment management fee and the custodial costs, are higher. The expense ratio generally is not higher, however, than that of funds with similar investment goals and policies.

About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions.
For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix  B

Descriptions of derivative instruments


What follows are brief descriptions of derivative instruments a Portfolio may use. At various times a Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. A Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge a Portfolio's investments against price fluctuations or to increase market exposure.


Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.


Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

Strategist World Technologies Fund

Prospectus
Dec. 30, 1997


This prospectus describes a diversified, no-load mutual fund, Strategist World Technologies Fund, a series of Strategist World Fund, Inc., whose goal is long-term growth of capital.


The Fund has chosen to participate in a master/feeder structure. Unlike most mutual funds that invest directly in securities, the Fund seeks to achieve its objective by investing all of its assets in a Portfolio of World Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional  facts about the Fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI, is incorporated by reference. For a free copy, contact American Express Financial Direct.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that this Fund:
o is not a bank deposit
o is not federally insured
o is not endorsed by any bank or government agency
o is not guaranteed to achieve its goal


American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY:  800-710-5260
Web site address: http://www.americanexpress.com/direct

Table of contents

The Fund in brief
Goal and types of Fund investments and their risks
Structure of the Funds
Manager and distributor
Portfolio manager


Fund expenses


Performance
Financial highlights
Total returns


Investment policies and risks
Facts about investments and their risks
Valuing Fund shares


How to  purchase,  exchange  or redeem  shares
How to  purchase  shares
How to exchange  shares
How to redeem shares
Methods of exchanging or redeeming  shares
Systematic purchase plans
Other important information


Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN


How the Fund and Portfolio are organized
Shares
Voting rights
Shareholder meetings
Special  considerations  regarding  master/feeder  structure
Board  members and officers
Investment manager
Administrator and transfer agent
Distributor


About the Advisor

Appendix
Descriptions of derivative instruments

The Fund in brief

Strategist World Technologies Fund (the Fund) is a diversified mutual fund that seeks to achieve its goal by investing all of its assets in World Technologies Portfolio (the Portfolio) of World Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. The Fund is a series of Strategist World Fund, Inc. (the Company).

Goal and types of Fund investments and their risks


The Fund seeks to provide shareholders with long-term growth of capital. It does so by investing all of its assets in the Portfolio, a diversified mutual fund that invests primarily in common stocks and securities convertible in common stocks of companies within the information technology sector, a sector the Portfolio anticipates will be characterized by continuous innovations. The companies are located anywhere in the world, but investments will be in at least three different countries.

Because the Portfolio investments are concentrated in the information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.


Because investments involve risk, the goal cannot be guaranteed. Risks arising from investments in foreign securities include fluctuations in currency exchange rates, adverse political and economic developments and lack of comparable regulatory requirements applicable to U.S. companies. You should invest in the Fund only if you are willing to assume these risks.

Structure of the Fund

The Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                    Investors
                                  buy shares in
                                    the Fund

                                    The Fund
                                   invests in
                                  the Portfolio

                            The Portfolio invests in
                           securities, such as stocks
                                    or bonds

Manager and distributor

The Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $168 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise.

Shares of the Fund are sold through American Express Service Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio manager

Louis Giglio joined AEFC in January 1994 as a senior equity analyst and serves as portfolio manager. He has managed the assets of the Portfolio since November 1996. He also manages IDS Life Series Fund. Prior to joining the Advisor he had eight years of experience as a financial analyst with Bear, Stearns & Co. Inc. covering the microcomputer software and computer services industries.

Fund expenses


The purpose of the following table and example is to summarize the aggregate expenses of the Fund and its Portfolio and to assist investors in understanding the various costs and expenses that investors in the Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of the Fund and its Portfolio should be approximately equal to (and may be less than) the per share expenses the Fund would have if the Company retained its own investment advisor and the assets of the Fund were invested directly in the type of securities held by the Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Fund and Portfolio are organized."

Shareholder transaction expenses(a)
Maximum sales charge on purchases
(as a percentage of offering price)


0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):

------------------------- --------------------------------------
Management fee(b)                                          0.72%
------------------------------------------- --------------------
------------------------------------------------------ ---------
12b-1 fee                                                  0.25%
------------------------------------------------------ ---------
------------------------------------------------------ ---------
Other expenses(c)                                          0.53%
------------------------------------------------------ ---------
------------------------------------------------------ ---------
Total (after reimbursement)                                1.50%
------------------------------------------------------ ---------

(a)There is no sales load; however, the Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders. (b)The management fee is paid by the Trust on behalf of the Portfolio. (c)Other expenses include an administrative services fee, a transfer agency fee and other non-advisory expenses.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, total expenses will not exceed 1.50% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 2.36%.

Example: Suppose for each year for the next three years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

------------------------------------ -----------------------------------
 1 year                                             $ 15
------------------------------------ -----------------------------------
------------------------------------ -----------------------------------
 3 years                                            $ 47
------------------------------------ -----------------------------------
------------------------------------ -----------------------------------
 5 years                                            $ 82
------------------------------------ -----------------------------------
------------------------------------ -----------------------------------
10 years                                            $180
------------------------------------ -----------------------------------

The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Fund pays annual distribution (12b-1) fees, long-term shareholders may indirectly pay an equivalent of more than 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

Strategist World Technologies Fund

The table below shows certain important financial information for evaluating the Fund's results.

Period ended Oct. 31,
Per share income and capital changesa


                                                 1997b

Net asset value,                                 $5.00
beginning of period

Income from investment operations:

Net investment income (loss)                     (.07)

Net gains (losses) (both realized                  .34
and unrealized)

Total from investment operations                   .27

Net asset value,                                 $5.27
end of period

Ratios/supplemental data:

                                                 1997b

Net assets, end of period                         $527
(in thousands)

Ratio of expenses to                         1.50% c,d
average daily net assets

Ratio of net income (loss)                   (1.39%) c
to average daily net assets

Portfolio turnover rate                           164%
(excluding short-term securities)
for the underlying Portfolio

Total return                                      5.4%

Average brokerage commission                    $.0488
rate for the underlying Portfolioe

a  For a share outstanding throughout the period. Rounded to the nearest cent.
b  Inception date. Period from Nov. 13, 1996 to Oct. 31, 1997.
c  Adjusted to an annual basis.
d The Advisor and Distributor voluntarily limited total operating expenses to 1.50% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 2.36%.
e The Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which if not included with this prospectus may be obtained without charge.

Total returns


Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Oct. 31, 1997.

Purchase                       Since
made                           inception
------------------------------ ------------------- ------------------ ---------
World Technologies                  +5.40%*

S&P 500                           +22.82%**

Lipper Science & Technology         +12.19%
Funds Index

*Inception date was Nov. 13, 1996.
**Measurement period started Dec. 1, 1996.

Cumulative total returns as of Oct. 31, 1997.

Purchase                      Since
made                          inception
----------------------------- ------------------- ------------------ ----------
World Technologies                  +5.40%*

S&P 500                           +22.82%**

Lipper Science & Technology         +12.19%
Funds Index

*Inception date was Nov. 13, 1996.
**Measurement period started Dec. 1, 1996.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Science & Technology Funds Index, published by Lipper Analytical Services, Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks


The policies described below apply both to the Fund and the Portfolio.

The Portfolio is a diversified mutual fund that invests primarily in common stocks and securities convertible into common stocks of companies within the information technology sector. The companies are located anywhere in the world but investments will be in at least three different countries including the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in companies in the information technology sector. The Portfolio may also invest in debt securities, derivative instruments and money market instruments, but income considerations are not a factor for evaluating investments for the Portfolio.

The various types of investments described above that the investment manager uses to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks


Information technology sector: Companies in this sector include companies that the investment manager considers to be principally engaged in the development, advancement, production, distribution, and/or use of products or services related to information processing, data processing, and/or information presentation. Industry sectors likely to be included are (but are not limited
to): computer hardware and peripheral products, business software, consumer and educational software, data networking, telecommunications equipment, telecommunications service providers, computer services, semiconductor manufacturers and equipment makers, media and information services.


Because the Portfolio investments are concentrated in these industries, the value of its assets will be affected by factors influencing these industries and may fluctuate more widely than a portfolio that invests in a broader range of industries. For example, changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services in these industries. Technologies that change rapidly create the risk of swift obsolescence. The development of new products and services can be very capital intensive, leaving the possibility that companies may not be able to recover their investment or meet their obligations. Securities of smaller, less seasoned companies may be subject to greater price fluctuation, limited liquidity and above-average investment risk.

Common stocks: Stock prices are subject to market fluctuations. Stocks of foreign companies may be subject to abrupt or erratic price movements. While established companies in which the Portfolio invests generally have adequate financial reserves, some of the Portfolio's investments involve substantial risk and may be considered speculative.


Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders on a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. These bonds have greater price fluctuations and are more likely to experience a default. The Portfolio may invest up to 20% of its net assets in bonds. The Portfolio will not invest more than 5% of its net assets in bonds below investment grade, including Brady bonds. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the Portfolio's investment manager believes it is advantageous to do so.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to currency fluctuations and political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile.


Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.


Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.


The investment policies described above may be changed by the boards.

Lending portfolio securities: The portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless holders of a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.


Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of the Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.


To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:

o Securities and assets with available market values are valued on that basis

o        Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

o Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at a rate of exchange set as near to the close of the day as practicable

How to purchase, exchange or redeem shares

How to purchase shares


You may purchase  shares of the Fund through an  Investment  Management  Account
(IMA) maintained with the Distributor. There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.

Complete an IMA Account Application (available by calling 800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.


If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.


When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. See "Valuing Fund shares."


Methods of purchasing shares. There are three convenient ways to purchase shares of the Fund. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

         You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 800-AXP-SERV.

By mail:

         Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196, and should contain the following information:

o        your IMA account number (or an IMA Account Application)
o the name of the Fund and the dollar amount of shares you would like purchased

         Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:

         Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. See "Systematic purchase plans."

Other purchase information. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares


The exchange privilege allows you to exchange your investment in the Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information on any other fund, read that Fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. The Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the Fund reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders.

How to redeem shares


The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.


The Fund imposes a 0.50% redemption fee for shares redeemed or exchanged within 180 days of their purchase date. This fee reimburses the Fund for brokerage fees and other costs incurred. This fee also helps assure that long-term shareholders are not unfairly bearing the costs associated with frequent traders.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.


If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.


Methods of exchanging or redeeming shares

By phone:


You may exchange or redeem your shares by calling 800-AXP-SERV. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.


To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds mus be registered in the same ownership)
o        the name of the fund from which you wish to exchange or redeem shares
o        the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable

Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:

o your IMA account number
o the name of the fund from which you wish to  exchange  or redeem  share
o the dollar  amount or number of shares you want to  exchange or redeem
o the name of the fund into which shares are to be  exchanged,  if applicable
o a signature of at least one of the IMA account holders in the exact form specified on the account


Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.


Systematic purchase plans


The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Fund automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.


Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you
may  select  from  several  different   investment  methods  to  make  automatic
investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.


b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account). If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:


         o        The funds with SPP that you want to cancel

         o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

         o The investment frequency and investment dates for your new automatic investments


Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.


Other important information

Minimum balance and account requirements. The Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its Distributor. This prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance,  objectives and account inquiries,  redemptions and exchanges,
dividend   payments  or  reinvestments   and  automatic   payment   arrangements
800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences that you should know about.

Dividend and capital gain distributions


The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you by the end of the calendar year as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes


The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.


Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. You may be entitled to claim foreign tax credits or deductions subject to provisions and limitations of the Internal Revenue Code. The Fund will notify you if such credit or deduction is available.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                           Use the Social Security or
For this type of account:                  Employer Identification number of:

Individual or joint account                The individual or individuals listed
                                           on the account

Custodian account of a minor               The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                             The grantor-trustee (the person who
                                           puts the money into the trust)

An irrevocable trust, pension              The legal entity (not the
trust or estate                            personal representative or trustee,
                                           unless no legal entity is designated
                                           in the account title)

Sole proprietorship                        The owner

Partnership                                The partnership

Corporate                                  The corporation

Association, club or                       The organization
tax-exempt organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized


Shares


The Company is currently composed of four funds, each issuing its own series of capital stock. Each Fund is owned by its shareholders. All shares issued by a Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.


The shares of each Fund making up the Company represent an interest in that Fund's assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.


Special considerations regarding master/feeder structure

The Fund pursues its goals by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The goals and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure will be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the

Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager


The Portfolio pays the Advisor for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

   Assets           Annual rate at
 (billions)        each asset level

First   $0.25          0.720%
Next     0.25          0.695
Next     0.25          0.670
Next     0.25          0.645
Next     1.0           0.620
Over     2.0           0.595

For the fiscal period ended Oct. 31, 1997, the Advisor received investment management fees of 0.72% of average daily net assets. Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under an Administrative Services Agreement, the Fund pays the Advisor for administration and accounting services at an annual rate that decreases as assets increase. The fee ranges from 0.060% to 0.035%.


Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee of $20 per shareholder account.

Distributor

The Fund sells shares through the Distributor under a Distribution Agreement. The Distributor is located at PO Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Fund and its operations, new account applications, exchange and redemption requests. The Fund reserves the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.


To help defray costs, including costs for marketing, sales administration, training, overhead, advertising and related functions, the Fund pays the Distributor a distribution fee, also known as a 12b-1 fee. Under a Plan and Agreement of Distribution the Fund pays a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution-related services. This fee will not cover all of the costs incurred by the Distributor.

The total expenses paid by the Fund for the fiscal period ended Oct. 31, 1997, were 1.50% of average daily net assets.


The expense ratio of the Fund and Portfolio may be higher than that of a fund investing exclusively in domestic securities because the expenses of the Fund and Portfolio, such as the investment management fee and the custodial costs are higher. The expense ratio generally is not higher, however, than that of funds with similar investment goals and policies.

About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy and sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.


Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate- term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                   STATEMENT OF ADDITIONAL INFORMATION

                                                   FOR

                                       STRATEGIST WORLD FUND, INC.


                                              Dec. 30, 1997

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Funds' prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

This SAI is dated Dec. 30, 1997, and it is to be used with the Funds' prospectus dated Dec. 30, 1997,and the Annual Report for the fiscal period ended Oct. 31, 1997.

Strategist World Fund, Inc.
                                                   TABLE OF CONTENTS


Goals and Investment Policies....................................See Prospectus

Additional Investment Policies..............................................p.3

Security Transactions......................................................p.14

Brokerage Commissions Paid to Brokers Affiliated with the Advisor..........p.17

Performance Information....................................................p.18

Valuing Fund Shares........................................................p.21

Investing in the Funds.....................................................p.22

Redeeming Shares...........................................................p.23

Capital Loss Carryover.....................................................p.24

Taxes......................................................................p.24

Agreements.................................................................p.26

Organizational Information.................................................p.30

Board Members and Officers.................................................p.30


Compensation for the Fund and Portfolio Board Members......................p.32

Principal Holders of Securities............................................p.37


Independent Auditors.......................................................p.37

Financial Statements.......................................................p.38

Prospectus.................................................................p.38

Appendix A: Foreign Currency Transactions..................................p.39

Appendix B: Options and Futures Contracts..................................p.44

Appendix C: Mortgage-Backed Securities.....................................p.50

Appendix D: Dollar-Cost Averaging..........................................p.51

ADDITIONAL INVESTMENT POLICIES

Strategist World Fund, Inc. (the Company) is a mutual fund with series of capital stock representing interests in Strategist Emerging Markets Fund (Emerging Markets Fund), Strategist World Growth Fund (World Growth Fund) and Strategist World Income Fund (World Income Fund). (Emerging Markets Fund, World Growth Fund and World Income Fund are collectively the Funds, and individually a
Fund). Each Fund, except World Income Fund, is a diversified mutual fund. World Income Fund is a non-diversified mutual fund. Each Fund has its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (each a Portfolio) of World Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.


Fundamental investment policies adopted by a Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever a Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Funds' other investment policies, each Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as that Fund for the purpose of having those assets managed as part of a combined pool.


Investment Policies applicable to Emerging Markets Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.


`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


`Make a loan of any part of its assets to American Express Financial corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.


`Issue senior securities, except to the extent that borrowing from banks and using options, foreign currency forward contracts or future contracts (as discussed elsewhere in the prospectus and SAI) may be deemed to constitute issuing a senior security.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.


`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies. Some countries permit foreign investment only indirectly, through closed-end investment companies. At times, shares of these closed-end investment companies may be purchased only at market prices representing premiums to their net asset values. If the Portfolio buys shares of a closed-end investment company, shareholders will bear both their proportionate share of the expenses of the Portfolio and, indirectly, the expenses of the closed-end investment company. The Portfolio has no current intention to invest more than 5% of its total assets in securities of other investment companies.


`Invest in a company to control or manage it.

`Invest in exploration or development programs such as oil, gas or mineral leases.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits, over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.


In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to this practice. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.


The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term notes and obligations (rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent) of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired. As a temporary investment, during periods of weak or declining market values for the securities in which the Portfolio invests, any portion of its assets may be converted to cash (in foreign currencies or U.S. dollars) or to the kinds of short-term debt securities discussed in this paragraph.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to World Growth Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.


`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.


`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


`Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.


`Issue senior securities, except to the extent that borrowing from banks and using options, foreign currency forward contracts or future contracts (as discussed elsewhere in the prospectus and SAI) may be deemed to constitute issuing a senior security.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies.


`Invest in a company to control or manage it.

`Invest in exploration or development programs such as oil, gas or mineral leases.


`Invest more than 5% of its net assets in warrants.



`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term notes and obligations (rated in the top two classifications by Moody's or S&P or the equivalent) of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired. As a temporary investment, during periods of weak or declining market values for the securities in which the Portfolio invests, any portion of its assets may be converted to cash (in foreign currencies or U.S. dollars) or to the kinds of short-term debt securities discussed in this paragraph.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

Investment Policies applicable to World Income Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.


`Purchase more than 10% of the outstanding voting securities of an issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


`Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

`Issue senior securities, except to the extent that borrowing from banks and using options, foreign currency forward contracts or future contracts (as discussed elsewhere in the prospectus and SAI) may be deemed to constitute issuing a senior security.


The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies.


`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term notes and obligations (rated in the top two classifications by Moody's or S&P or the equivalent) of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired. As a temporary investment, during periods of weak or declining market values for the securities in which the Portfolio invests, any portion of its assets may be converted to cash (in foreign currencies or U.S. dollars) or to the kinds of short-term debt securities discussed in this paragraph.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


For a discussion on foreign currency transactions, see Appendix A. For a discussion on options and futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C. For a discussion on dollar-cost averaging, see Appendix D.


SECURITY TRANSACTIONS


Subject to policies set by the board, the Advisor is authorized to determine, consistent with each Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the Advisor may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.

Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some Portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The Advisor has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for a Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When a Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by a Portfolio, a Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.


On  a  periodic  basis,  the  Advisor  makes  a  comprehensive   review  of  the
broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


For the fiscal period ended Oct. 31, 1997, Emerging Markets Portfolio, World Growth Portfolio and World Income Portfolio paid total brokerage commissions of $1,458,233, $8,099,200 and $1,457,773, respectively. World Growth and World Income Portfolios began operations on May 13, 1996. Emerging Markets Portfolio began operations on Nov. 13, 1996. Substantially all firms through whom transactions were executed provide research services.

Transactions amounting to $475,324,000, on which $1,219,468 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for World Growth Portfolio.

No transactions were directed to brokers because of research services they provided to Emerging Markets Portfolio or World Income Portfolio except for the affiliates as noted below.

As of the fiscal period ended Oct. 31, 1997, the Portfolios listed held securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

Name of Issuer                                         Value of Securities Owned
                                                       at End of Fiscal Period
Emerging Markets Portfolio
Bank of America                                        $     3,396,883
Morgan Stanley Group                                         6,483,118

World Growth Portfolio
Bank of America                                        $     1,788,725

World Income Portfolio
Salomon Brothers                                       $    10,432,448

For the fiscal period ended Oct. 31, 1997, the portfolio turnover rates were 87% for Emerging Markets Portfolio, 199% for World Growth Portfolio and 55% for World Income Portfolio. For the fiscal period ended Oct. 31, 1996, the portfolio turnover rates were 134% for World Growth Portfolio and 49% for World Income Portfolio.

For periods prior to the commencement of operations of World Growth Portfolio and World Income Portfolio turnover rates are based on the turnover rates of the corresponding IDS funds, which transferred all of their assets to the Portfolios on May 13, 1996.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that a Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for a Portfolio and (ii) the affiliate charges a Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


No brokerage commissions were paid to brokers affiliated with the Advisor for the fiscal period ended Oct. 31, 1997 for Emerging Markets Portfolio or World Income Portfolio.

Information about brokerage commissions paid by World Growth Portfolio to brokers affiliated with the Advisor for the fiscal period ended Oct. 31, 1997, is contained in the following table:

                                       Fiscal period ended 1997                                               1996
--------------- ------------- ----------- ------------------- ----------------- ------------------------ -------------------

                                           Aggregate Dollar      Percent of      Percent of Aggregate     Aggregate Dollar
                                              Amount of          Aggregate         Dollar Amount of          Amount of
                              Nature of    Commissions Paid      Brokerage      Transactions Involving    Commissions Paid
Portfolio          Broker     Affiliation     to Broker          Commission     Payment of Commissions       to Broker
--------------- ------------- ----------- ------------------- ----------------- ------------------------ -------------------
World Growth      American       (1)           $61,457              .76%                 2.13%                 $5,831
                 Enterprise
                 Investment
                  Services
                    Inc.
--------------- ------------- ----------- ------------------- ----------------- ------------------------ -------------------

(1)  Wholly-owned subsidiary of the Advisor.

PERFORMANCE INFORMATION

The Funds may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Funds are based on standardized methods of computing performance as required by the SEC.

Average annual total return

The Funds may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

where:          P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return
                n  =  number of years
              ERV     =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Funds may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Funds over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:          P  =  a hypothetical initial payment of $1,000
              ERV     =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Funds may calculate an annualized yield by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                        Yield = 2[(a-b + 1)6 - 1]
                                                    cd

where: a = dividends and interest earned during the period b = aggregate expenses accrued for the period (net of reimbursements)
                c  =  the average daily number of shares outstanding during th period that were entitled to receive dividends
                d  =  the maximum offering price per share on the last day of the period


The Fund's annualized yield was 6.17% for World Income Fund for the 30-day period ended Oct. 31, 1997.


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the corresponding Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to the Fund's shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                                       D divided by POP F equals DY
                                  30                  30

where:          D  =  sum of dividends for 30-day period
              POP  =  sum of public offering price for 30-day period
                F  =  annualizing factor
               DY  =  distribution yield


The Fund's distribution yield was 4.49% for World Income Fund for the 30-day period ended Oct. 31, 1997.

In its sales material and other communications, a Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On May 13, 1996, IDS Global Growth Fund and IDS Global Bond Fund (the IDS Funds), two open-end investment companies managed by the Advisor, transferred all of their respective assets to World Growth Portfolio and World Income Portfolio, respectively, in exchange for units of the Portfolios. Also on May 13, 1996, World Growth Fund and World Income Fund transferred all of their respective assets to the corresponding Portfolio of the Trust in connection with the commencement of their operations.


On March 20, 1995, the IDS Fund converted to a multiple class structure pursuant to which three classes of shares are offered: Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee.


Performance quoted by World Growth Fund and World Income Fund is based on the performance and yield of the corresponding IDS Fund prior to March 20, 1995 and to Class A shares of the IDS Fund from March 20, 1995 through May 13, 1996, adjusted for differences in sales charge. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Fund and historical fees and expenses of the IDS Fund.

VALUING FUND SHARES


The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.

On Nov. 3, 1997, the first business day following the end of the fiscal period the computations looked like this:

                      Net assets                            Shares
                        before                          outstanding at                     Net asset value
Fund                 shareholder        divided by        the end of          equals         of one share
                     transactions                        previous day
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
Emerging Markets      $ 676,479                             123,445                             $ 5.48
World Growth            618,555                              80,646                               7.67
World Income            626,817                              98,867                               6.34

In determining net assets before shareholder transactions, the securities held by each Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.


`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, American Express Service Corporation (the Distributor) and each of the Funds will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUNDS


Each Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.

The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with the Distributor. Of course, SIPC account protection does not protect shareholders from share price fluctuations.

REDEEMING SHARES


You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of a Portfolio's securities is not reasonably practicable or it is not reasonably practicable for a Fund to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.


Should each Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


Redemptions by a Fund


Each Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.


Redemptions in Kind


The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, each Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of each Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.



CAPITAL LOSS CARRYOVER


For federal income tax purposes, World Growth Fund had total capital loss carryover of $3,309 at Oct. 31, 1997, that if not offset by subsequent capital gains will expire in 2005.


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES


Dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a Fund's dividend that is attributable to dividends the Fund has received from domestic (U.S.) securities. For the fiscal period ended Oct. 31, 1997, none of Emerging Markets Fund's net investment income dividends, 98.22% of World Growth Fund's net investment income dividends and none of World Income Fund's net investment income dividends qualified for the corporate deduction. The exclusion for dividends received by individuals is no longer generally available.

Each Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. The Funds have no current intention to invest in PFICS.

Income earned by a Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by corporate shareholders, should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year, however recent tax laws have divided long-term capital gains into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.


You may be able to defer taxes on current income from the Fund by investing through an IRA, 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in the Fund to a qualified account, this type of exchange is considered a sale of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. If the Fund incurs a loss, a portion of the dividends distributed to shareholders may be considered a return of capital.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

Under the Revenue Reconciliation Act of 1989, if a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, the dividend is included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income which it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of each Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolios, the Advisor is paid a fee based upon the following schedule. Each Fund pays its proportionate share of the fee.


             Emerging Markets Portfolio                               World Growth Portfolio

          Assets                 Annual rate at                 Assets                 Annual rate at
        (billions)              each asset level              (billions)              each asset level
       First   $0.25                 1.10%                    First   $0.25               0.800%
       Next     0.25                 1.08                     Next     0.25               0.775
       Next     0.25                 1.06                     Next     0.25               0.750
       Next     0.25                 1.04                     Next     0.25               0.725
       Next     1.0                  1.02                     Next     1.0                0.700
       Over     2.0                  1.00                     Over     2.0                0.675

               World Income Portfolio

          Assets                 Annual rate at
        (billions)              each asset level
        ----------              ----------------
       First   $0.25                 0.770%
       Next     0.25                 0.745
       Next     0.25                 0.720
       Next     0.25                 0.695
       Over     1.0                  0.670


On Oct. 31, 1997, the daily rates applied to the Portfolios' net assets on an annual basis were equal to 1.09% for Emerging Markets Portfolio, 0.755% for World Growth Portfolio and 0.733% for World Income Portfolio. The fee is calculated for each calendar day on the basis of net assets as the close of business two days prior to the day for which the calculation is made.

The management fee is paid monthly. For the fiscal period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997, the total amount paid was $1,970,475 for Emerging Markets Portfolio. For the fiscal period ended Oct. 31, 1997, the total amount paid was $8,978,698 for World Growth Portfolio and $6,721,234 for World Income Portfolio. For the fiscal period from May 13, 1996 (commencement of operations) to Oct. 31, 1996, the total amount paid was $3,704,753 for World Growth Portfolio and $2,730,146 for World Income Portfolio. The amounts are allocated among the Funds investing in the Portfolios.

Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by the Portfolio, approved by the board. For fiscal period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997, Emerging Markets Portfolio and Emerging Markets Fund paid nonadvisory expenses of $195,628. For the fiscal period ended Oct. 31, 1997, World Growth Portfolio and World Growth Fund paid nonadvisory expenses of $937,490 and World Income Portfolio and World Income Fund paid nonadvisory expenses of $298,501. For the fiscal period from May 13, 1996 (commencement of operations) to Oct. 31, 1996, World Growth Portfolio and World Growth Fund paid nonadvisory expenses of $530,101 and World Income Portfolio and World Income Fund paid nonadvisory expenses of $78,812.

Administrative Services Agreement


The Company, on behalf of each Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, each Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of each Fund and is calculated as follows:

                Emerging Markets Fund                                   World Growth Fund

          Assets                 Annual rate at                 Assets                 Annual rate at
        (billions)              each asset level              (billions)              each asset level
       First   $0.25                 0.10%                    First   $0.25               0.060%
       Next     0.25                 0.09                     Next     0.25               0.055
       Next     0.25                 0.08                     Next     0.25               0.050
       Next     0.25                 0.07                     Next     0.25               0.045
       Next     1.0                  0.06                     Next     1.0                0.040
       Over     2.0                  0.05                     Over     2.0                0.035

                  World Income Fund

          Assets                 Annual rate at
        (billions)              each asset level
        ----------              ----------------
       First   $0.25                 0.060%
       Next     0.25                 0.055
       Next     0.25                 0.050
       Next     0.25                 0.045
       Over     1.0                  0.040


On Oct. 31, 1997, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.10% for Emerging Markets Fund, 0.051% for World Growth Fund and 0.053% for World Income Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal period ended Oct. 31, 1997, the Funds paid fees of $629 for Emerging Markets Fund, $357 for World Growth Fund and $343 for World Income Fund.


Under the agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by the Fund approved by the board.

Transfer Agency Agreement


The Company, on behalf of each Fund, has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year for Emerging Markets and World Growth and $25 per year for World Income and dividing by the number of days in the year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal period ended Oct. 31, 1997, the Funds paid fees of $346 for Emerging Markets Fund, $315 for World Growth Fund and $180 for World Income Fund.


Plan and Agreement of Distribution/Distribution Agreement


To help the Distributor defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Funds. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of each Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to a Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of a Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of such disinterested board members is the responsibility of such disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal period ended Oct. 31, 1997, the Funds paid fees of $1,572 for Emerging Markets Fund, $1,487 for World Growth Fund and $1,430 for World Income Fund.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. Each Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge per Portfolio and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


Total fees and expenses



For the fiscal period ended Oct. 31, 1997, the Funds paid total fees and nonadvisory expenses, net of reimbursements and earnings credits, of $13,804 for Emerging Markets Fund, $9,788 for World Growth Fund and $7,754 for World Income Fund. World Growth Fund and World Income Fund began operations on May 13, 1996. Emerging Markets Fund began operations on Nov. 13, 1996. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec 31, 1998. Under this agreement, Emerging Markets Fund's total expenses will not exceed 2.20%, World Growth Fund's total expenses will not exceed 1.75% and World Income Fund's total expenses will not exceed 1.35%.


ORGANIZATIONAL INFORMATION

Each Fund is a series of Strategist World Fund, Inc., an open-end management investment company, as defined in the Investment Company Act of 1940. The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS


Directors of Strategist Fund Group


The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Funds have cumulative voting rights with respect to the election of board members.

Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt Nursery Group, Fairview Corporation.



Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business  and  management  consultant.   Director,  National  Computer  Systems,
American Paging Systems, Inc.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN


President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Security American Financial Enterprises, Allina, Space Center Enterprises, Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company. Director, IDS Life Funds.


*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, the Funds' other officers are:

Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN


Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.



Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Vice president of Investment Accounting for the Advisor since 1996. Prior to joining the Advisor, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996.

Compensation for the Fund Board Members

Once the assets of a Fund reach $20 million, members of that Fund's board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day.
The cost of the fee will be shared by the funds served by the director.

During the fiscal period ended Oct. 31, 1997, the independent members of the board received no compensation. On Oct. 31, 1997, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of a Fund.

Trustees of the Preferred Master Trust Group

The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1941
4900 IDS Tower
Minneapolis, MN

Former Chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of the Advisor. Former executive vice president of the Advisor.


David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of the Advisor since August 1993, and director of the Advisor. Previously, senior vice president, finance and chief financial officer of the Advisor.


Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


President of all funds in the IDS MUTUAL FUND GROUP. Senior vice president of the Advisor.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+    Member of executive committee.
'    Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
** Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas who is president, the Trust's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Trust.


Officers who are also officers and/or employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director   and  senior  vice   president-investments   of  the   Advisor.   Vice
president-investments for the Trust.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Treasurer of all Trusts in the Preferred Master Trust Group. Vice president of Investment Accounting for the Advisor since 1996. Prior to joining the Advisor, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996.

Compensation for the Portfolio Board Members

Once the assets of the Portfolio reach $20 million, members of the board who are not officers of a Portfolio or of the Advisor receive an annual fee of $100 for Emerging Markets Portfolio, $600 for World Growth Portfolio and $400 for World Income Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $1 for Emerging Markets Portfolio, $6 for World Growth Portfolio and $4 for World Income Portfolio; and as Chair of the Contracts Committee, $86. Expenses for attending meetings are reimbursed.

During the fiscal period ended Oct. 31, 1997, the independent members of the board for Emerging Markets Portfolio, World Growth Portfolio and World Income Portfolio, for attending up to 31 meetings, received the following compensation:

                                                  Compensation Table
                                            for Emerging Markets Portfolio

                                                                                             Total cash compensation
                                     Aggregate         Pensions or       Estimated annual    from the IDS MUTUAL FUND
                                   compensation    Retirement benefits     benefit upon        GROUP and Preferred
Board Member                         from the       accrued as Fund or      retirement          Master Trust Group
                                     Portfolio      Portfolio expenses
--------------------------------- ---------------- --------------------- ------------------ ---------------------------
H. Brewster Atwater, Jr.               $ 784                $0                  $0                   $100,500
Lynne V. Cheney                          689                0                    0                     94,800
Robert F. Froehlke (Retired              859                0                    0                    103,700
11/13/97)
Heinz F. Hutter                          834                0                    0                    103,400
Anne P. Jones                            941                0                    0                    110,600
Melvin R. Laird (Retired                 789                0                    0                     94,700
10/9/97)
Alan K. Simpson (part of year)           664                0                    0                     78,800
Edson W. Spencer                        1,321               0                    0                    129,400
Wheelock Whitney                         934                0                    0                    110,900
C. Angus Wurtele                         984                0                    0                    112,300

                                                 Compensation Table
                                             for World Growth Portfolio

                                                                                            Total cash compensation
                                     Aggregate          Pensions or          Estimated     from the IDS MUTUAL FUND
                                   compensation     Retirement benefits   annual benefit      GROUP and Preferred
Board Member                         from the        accrued as Fund or   upon retirement     Master Trust Group
                                     Portfolio       Portfolio expenses
-------------------------------- ------------------ --------------------- ---------------- --------------------------
H. Brewster Atwater, Jr.              $1,456                 $0                 $0                 $100,500
Lynne V. Cheney                         1,345                0                   0                   94,800
Robert F. Froehlke (Retired             1,506                0                   0                  103,700
11/13/97)
Heinz F. Hutter                         1,506                0                   0                  103,400
Anne P. Jones                           1,607                0                   0                  110,600
Melvin R. Laird (Retired                1,336                0                   0                   94,700
10/9/97)
Alan K. Simpson (part of year)          1,111                0                   0                   78,800
Edson W. Spencer                        1,942                0                   0                  129,400
Wheelock Whitney                        1,631                0                   0                  110,900
C. Angus Wurtele                        1,656                0                   0                  112,300

                                                 Compensation Table
                                             for World Income Portfolio

                                                                                            Total cash compensation
                                    Aggregate         Pensions or       Estimated annual   from the IDS MUTUAL FUND
                                  compensation        Retirement          benefit upon        GROUP and Preferred
Board Member                        from the       benefits accrued        retirement         Master Trust Group
                                    Portfolio         as Fund or
                                                  Portfolio expenses
-------------------------------- ---------------- -------------------- ------------------- --------------------------
H. Brewster Atwater, Jr.             $1,237               $0                   $0                  $100,500
Lynne V. Cheney                        1,116               0                   0                     94,800
Robert F. Froehlke (Retired            1,287               0                   0                    103,700
11/13/97)
Heinz F. Hutter                        1,287               0                   0                    103,400
Anne P. Jones                          1,374               0                   0                    110,600
Melvin R. Laird (Retired               1,107               0                   0                     94,700
10/9/97)
Alan K. Simpson (part of year)          932                0                   0                     78,800
Edson W. Spencer                       1,724               0                   0                    129,400
Wheelock Whitney                       1,412               0                   0                    110,900
C. Angus Wurtele                       1,437               0                   0                    112,300

PRINCIPAL HOLDERS OF SECURITIES

As of Oct. 31, 1997, William J. Russell and Frances M. Russell held 6.59% of Strategist World Growth Fund shares.

INDEPENDENT AUDITORS

The Funds' and corresponding Portfolios' financial statements contained in the Annual Report to shareholders for the fiscal year ended Oct. 31, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Funds.

FINANCIAL STATEMENTS

The Independent Auditor's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1997 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS



The prospectus dated Dec. 30, 1997, is hereby incorporated in this SAI by reference.

APPENDIX A



FOREIGN CURRENCY TRANSACTIONS


Since investments in foreign countries usually involve currencies of foreign countries, and since a Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Portfolio may incur costs in connection with conversions between various currencies.


Spot Rates and Forward Contracts. A Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.


A Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

Emerging Markets Portfolio and World Growth Portfolio also may enter into forward contracts when management of a Portfolio believes the currency of a particular foreign country may suffer a substantial decline against other currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. World Income Portfolio may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may change in relationship to the U.S. dollar or another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. World Income Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of an offsetting position composed of the Portfolio's securities and cash. Emerging Markets

Portfolio and World Growth Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contract or would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Advisor believes it is important, however, to have the flexibility to enter into such forward contracts when it determines it is in the best interest of the Portfolio to do so.

A Portfolio will designate cash or securities in an amount equal to the value of a Portfolio's total assets committed to consummating forward contracts. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of a Portfolio's commitments on such contracts.

At maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If a Portfolio retains a security and engages in an offsetting transaction, a Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date a Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, a Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of a security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver.

A Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although a Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and unitholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. A Portfolio may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, a Portfolio may buy put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on a Portfolio which otherwise would have resulted. Conversely, where a change in the dollar value of a currency in which securities to be acquired are denominated is projected, which would increase the cost of such securities, the Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in a Portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.


Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.


Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A Portfolio may enter into currency futures contracts to buy or sell currencies. It also may buy put call options and write covered call and cash-secured options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Portfolio's investments denominated in that currency over time.

A Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. A Portfolio will not enter into an option or futures position that exposes a Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B


OPTIONS AND FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not assure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Portfolio's goal.

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

A call option written by the Portfolio will be covered (i) if the Portfolio owns the security in connection with which the option was written, or has an absolute and immediate right to acquire such security upon conversion of exchange or other securities held in its portfolio, or (ii) in such other manner that is in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. A put option written by the Portfolio will be covered through (i) segregation in a segregated account held by the Portfolio's custodian of cash, short-term U.S. government securities or money market instruments in an amount equal to the exercise price of the option, or (ii) in any other manner that is in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely the writer is required to deliver the security in the case of a call option or to purchase the security in the case of a put option. Options that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established subject to the availability of a liquid secondary market.

The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option. Conversely, the Portfolio will suffer a loss if the premium paid is more than the premium received. The Portfolio also will profit if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium received is less than the premium paid in establishing the option position.

The Portfolio may deal in options on securities that are traded in U.S. and foreign securities exchanges and over-the-counter markets and on domestic and foreign securities indexes.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are commodity contracts listed on commodity exchanges. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. There are contracts based on U.S. Treasury bonds, Standard & Poor's 500 Index (S&P 500 Index), and other broad stock market indexes as well as narrower sub-indexes. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, a Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

Risks of Transactions in Futures Contracts

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts in anticipation of a market decline, and the market rallied instead, the Portfolio would lose part or all of the benefit of the increased value of the stock it has hedged because it will have offsetting losses in its futures positions.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to a Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a Portfolio.

Stripped  Mortgage-Backed   Securities.  A  Portfolio  may  invest  in  stripped
mortgage-backed  securities.  Generally,  there  are  two  classes  of  stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. A Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. A Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

------------------------------------ ----------------------------------- -----------------------------------
        Regular Investment                Market Price of a Share                 Shares Acquired
------------------------------------ ----------------------------------- -----------------------------------
                $100                              $6.00                                 16.7
                 100                               4.00                                 25.0
                 100                               4.00                                 25.0
                 100                               6.00                                 16.7
                 100                               5.00                                 20.0
               -----                           --------                               ------
                $500                             $25.00                                103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5).
The average price you paid for each share:       $4.84 ($500 divided by 103.4).

                                   STATEMENT OF ADDITIONAL INFORMATION

                                                   FOR


                                       STRATEGIST WORLD FUND, INC.

                                              Dec. 30, 1997

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Fund's prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

This SAI is dated Dec. 30, 1997, and it is to be used with the Fund's prospectus dated Dec. 30, 1997, and the Annual Report for the fiscal period ended Oct. 31, 1997.

Strategist World Fund, Inc. - World Technologies

                                            TABLE OF CONTENTS

Goals and Investment Policies....................................See Prospectus

Additional Investment Policies..............................................p.4

Security Transactions.......................................................p.8

Brokerage Commissions Paid to Brokers Affiliated with the Advisor..........p.10

Performance Information....................................................p.11

Valuing Fund Shares........................................................p.12

Investing in the Fund......................................................p.13

Redeeming Shares...........................................................p.13


Capital Loss Carryover.....................................................p.15


Taxes......................................................................p.15

Agreements.................................................................p.17

Organizational Information.................................................p.20

Board Members and Officers.................................................p.20


Compensation for the Fund and Portfolio Board Members......................p.21


Independent Auditors.......................................................p.26

Financial Statements.......................................................p.26

Prospectus.................................................................p.26

Appendix A: Description of Bond Ratings....................................p.27

Appendix B: Foreign Currency Transactions..................................p.30

Appendix C: Options and Futures Contracts..................................p.35

Appendix D: Mortgage-Backed Securities.....................................p.41

Appendix E: Dollar-Cost Averaging..........................................p.42

ADDITIONAL INVESTMENT POLICIES

Strategist World Technologies Fund (the Fund) is a series of Strategist World Fund, Inc. (the Company). The Fund is a diversified mutual fund with its own goal and investment policies. The Fund seeks to achieve its goal by investing all of its assets in World Technologies Portfolio (the Portfolio) of World Trust (the Trust) a separate investment company, rather than by directly investing in and managing its own portfolio of securities.


Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940 (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


Investment Policies applicable to World Technologies Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.


`Issue senior securities, except to the extent that borrowing from banks and using options, foreign currency forward contracts or future contracts (as discussed elsewhere in the prospectus and SAI) may be deemed to constitute issuing a senior security.


The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities of domestic or foreign companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies. Some countries permit foreign investment only indirectly, through closed-end investment companies. At times, shares of these closed-end investment companies may be purchased only at market prices representing premiums to their net asset values. If the Portfolio buys shares of a closed-end investment company, shareholders will bear both their proportionate share of the expenses of the Portfolio and, indirectly, the expenses of the closed-end investment company. The Portfolio has no current intention to invest more than 5% of its total assets in securities of other investment companies.


`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy, illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to this practice. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Portfolio also may purchase short-term notes and obligations (rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent) of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired. As a temporary investment, during periods of weak or declining market values for the securities in which the Portfolio invests, any portion of its assets may be converted to cash (in foreign currencies or U.S. dollars) or to the kinds of short-term debt securities discussed in this paragraph.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

For a description of bond ratings, see Appendix A. For a discussion on foreign currency transactions, see Appendix B. For a discussion on options and futures contracts, see Appendix C. For a discussion on mortgage-backed securities, see Appendix D. For a discussion on dollar-cost averaging, see Appendix E.


SECURITY TRANSACTIONS


Subject to policies set by the board, the Advisor is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the Advisor may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.

Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Trust it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some Portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The Advisor has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for the Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.

On  a  periodic  basis,  the  Advisor  makes  a  comprehensive   review  of  the
broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

World Technologies Portfolio began operations on Nov. 13, 1997.

No transactions were directed to brokers because of research services they provided to a Portfolio except for the affiliates as noted below.

As of the fiscal period ended Oct. 31, 1997, the Portfolio held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

For the fiscal period ended Oct. 31, 1997, the portfolio turnover rate was 164% for World Technologies Portfolio. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


No brokerage commissions were paid to brokers affiliated with the Advisor for the fiscal period from Nov. 13, 1996 to Oct. 31, 1997.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC.


Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

where:          P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return
                n  =  number of years
              ERV     =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:          P  =  a hypothetical initial payment of $1,000
              ERV     =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES


The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.


On Nov. 3, 1997, the first business day following the end of the fiscal period, the computations looked like this:

                       Net assets                            Shares
                         before                          outstanding at                    Net asset value
Fund                  shareholder        divided by        the end of         equals         of one share
                      transactions                        previous day
------------------- ----------------- ----------------- ----------------- ---------------- -----------------
World Technologies      $527,000                            100,000                             $5.27


In determining net assets before shareholder transactions, the securities held by the Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.


`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.


`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.


`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, American Express Service Corporation (the Distributor) and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUND

The Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.


The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with the Distributor. Of course, SIPC account protection does not protect shareholders from share price fluctuations.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:


`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

Redemptions by the Fund

The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

Redemptions in Kind

The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, World Technologies Fund had total capital loss carryover of $34,357, at Oct. 31, 1997, that if not offset by subsequent capital gains will expire in 2005.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.



TAXES

Dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund has received from domestic (U.S.) securities.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by corporate shareholders, should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year, however recent tax laws have divided long-term capital gains into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shared held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.


You may be able to defer taxes on current income from the Fund by investing through an IRA, 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in the Fund to a qualified account, this type of exchange is considered a sale of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


Under the Revenue Reconciliation Act of 1989, if a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income which it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolio, the Advisor is paid a fee based upon the following schedule.
The Fund pays its proportionate share of the fee.

            World Technologies Portfolio

          Assets                 Annual rate at
        (billions)              each asset level
        ----------              ----------------
       First   $0.25                 0.720%
       Next     0.25                 0.695
       Next     0.25                 0.670
       Next     0.25                 0.645
       Next     1.0                  0.620
       Over     2.0                  0.595

On Oct. 31, 1997, the daily rates applied to the Portfolio's net assets on an annual basis were equal to 0.720% for the Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.

The management fee is paid monthly. For the fiscal period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997, the total amount paid was $27,140 by the Portfolio. The amount is allocated among the Fund investing in the Portfolio.

Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by the Portfolio, approved by the board. For the fiscal period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997, World Technologies Portfolio and World Technologies Fund paid nonadvisory expenses of $19,299.

Administrative Services Agreement

The Company, on behalf of the Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, the Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of the Fund and is calculated as follows:

               World Technologies Fund

          Assets                 Annual rate at
        (billions)              each asset level
        ----------              ----------------
       First   $0.25                 0.060%
       Next     0.25                 0.055
       Next     0.25                 0.050
       Next     0.25                 0.045
       Next     1.0                  0.040
       Over     2.0                  0.035


On Oct. 31, 1997, the daily rates applied to the Fund's net assets on an annual basis were equal to 0.060%. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal period ended Oct. 31, 1997, the Fund paid fees of $282.


Under the agreement, the Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by the Fund approved by the board.

Transfer Agency Agreement


The Company, on behalf of the Fund, has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal period ended Oct. 31, 1997, the Fund paid fees of $18.

Plan and Agreement of Distribution/Distribution Agreement

To help the Distributor defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Fund. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of the Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to the Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of such disinterested board members is the responsibility of such disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal period year ended Oct. 31, 1997, the Fund paid fees of $1,174.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

For the fiscal period ended Oct. 31, 1997, the Fund paid total fees and nonadvisory expenses, net of reimbursements and earnings credits, of $6,989. The Fund began operations on November 13, 1996. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, the Fund's total expenses will not exceed 1.50%.

ORGANIZATIONAL INFORMATION

The Fund is a series of Strategist World Fund, Inc., an open-end management investment company, as defined in the Investment Company Act of 1940. The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS

Directors of Strategist Fund Group


The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Fund have cumulative voting rights with respect to the election of board members.



Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt Nursery Group, Fairview Corporation.



Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business and management consultant. Director, National Computer Systems, American Paging Systems, Inc.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN


President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Security American Financial Enterprises, Allina, Space Center Enterprises, Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company. Director, IDS Life Funds.


*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, the Funds' other officers are:


Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.


Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Vice president of Investment Accounting for the Advisor since 1996. Prior to joining the Advisor, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996.

Compensation for the Fund Board Members

Once the assets of the Fund reach $20 million, members of the Fund's board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000 for World Technologies Fund. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day. The cost of the fee will be shared by the funds served by the director.

During the fiscal period ended Oct. 31, 1997, the independent members of the board received no compensation. On Oct. 31, 1997, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of the Fund.

Trustees of the Preferred Master Trust Group

The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1941
4900 IDS Tower
Minneapolis, MN

Former Chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of the Advisor. Former executive vice president of the Advisor.


David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President and chief executive officer of the Advisor since August 1993, and director of the Advisor. Previously, senior vice president, finance and chief financial officer of the Advisor.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN


Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor
Electronics, Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executiveofficer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


President of all funds in the IDS MUTUAL FUND GROUP. Senior vice president of the Advisor.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+    Member of executive committee.
'    Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
** Interested person of the Trust by reason of being an officer, board member employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas who is president, the Trust's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Trust.

Officers who are also officers and/or employees of the Advisor:


Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director   and  senior  vice   president-investments   of  the   Advisor.   Vice
president-investments for the Trust.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Treasurer of all Trusts in the Preferred Master Trust Group. Vice president of Investment Accounting for the Advisor since 1996. Prior to joining the Advisor, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996.

Compensation for the Portfolio Board Members

Once the assets of the Portfolio reach $20 million, members of the board who are not officers of a Portfolio or of the Advisor receive an annual fee of $100 for World Technologies Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $1; and as Chair of the Contracts Committee, $86.
Expenses for attending meetings are reimbursed.

During the fiscal year ended Oct. 31, 1997, the independent members of the board for World Technologies Portfolio, for attending up to 4 meetings, received the following compensation:

                               Compensation Table
                        for World Technologies Portfolio

                                                                                            Total cash compensation
                                      Aggregate          Pensions or         Estimated        from the Preferred
                                     compensation        Retirement       annual benefit    Master Trust Group and
Board Member                           from the       benefits accrued    upon retirement    IDS MUTUAL FUND GROUP
                                      Portfolio         as Portfolio
                                                          expenses
---------------------------------- ----------------- -------------------- ---------------- --------------------------
H. Brewster Atwater, Jr.                  $0                 $0                 $0                    $0
Lynne V. Cheney                            0                  0                  0                     0
Robert F. Froehlke (Retired                0                  0                  0                     0
11/13/97)
Heinz F. Hutter                            0                  0                  0                     0
Anne P. Jones                              0                  0                  0                     0
Melvin R Laird (Retired 10/9/97)           0                  0                  0                     0
Alan K. Simpson (part of year)             0                  0                  0                     0
Edson W. Spencer                           0                  0                  0                     0
Wheelock Whitney                           0                  0                  0                     0
C. Angus Wurtele                           0                  0                  0                     0

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal period ended Oct. 31, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditor's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1997 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus dated Dec. 30, 1997, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.


The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.


The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may change in relationship to the U.S. dollar or another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of an offsetting position composed of the Portfolio's securities and cash. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The investment manager believes it is important, however, to have the flexibility to enter into such forward contracts when it determines it is in the best interest of the Portfolio to do so.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and unitholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted.

Conversely, where a change in the dollar value of a currency in which securities to be acquired are denominated is projected, which would increase the cost of such securities, the Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in the Portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX C

OPTIONS AND FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not assure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Portfolio's goal.

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.

A call option written by the Portfolio will be covered (i) if the Portfolio owns the security in connection with which the option was written, or has an absolute and immediate right to acquire such security upon conversion of exchange or other securities held in its portfolio, or (ii) in such other manner that is in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. A put option written by the Portfolio will be covered through (i) segregation in a segregated account held by the Portfolio's custodian of cash, short-term U.S. government securities or money market instruments in an amount equal to the exercise price of the option, or (ii) in any other manner that is in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely the writer is required to deliver the security in the case of a call option or to purchase the security in the case of a put option. Options that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established subject to the availability of a liquid secondary market.

The Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option. Conversely, the Portfolio will suffer a loss if the premium paid is more than the premium received. The Portfolio also will profit if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, the Portfolio will suffer a loss if the premium received is less than the premium paid in establishing the option position.

The Portfolio may deal in options on securities that are traded in U.S. and foreign securities exchanges and over-the-counter markets and on domestic and foreign securities indexes.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are commodity contracts listed on commodity exchanges. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. There are contracts based on U.S. Treasury bonds, Standard & Poor's 500 Index (S&P 500 Index), and other broad stock market indexes as well as narrower sub-indexes. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, a Portfolio may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Portfolio can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

Risks of Transactions in Futures Contracts

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts in anticipation of a market decline, and the market rallied instead, the Portfolio would lose part or all of the benefit of the increased value of the stock it has hedged because it will have offsetting losses in its futures positions.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Portfolio.

The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX D

MORTGAGE-BACKED SECURITIES

A mortgage pass through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX E

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

------------------------------------ ----------------------------------- -----------------------------------
        Regular Investment                Market Price of a Share                 Shares Acquired
------------------------------------ ----------------------------------- -----------------------------------
                $100                              $6.00                                 16.7
                 100                               4.00                                 25.0
                 100                               4.00                                 25.0
                 100                               6.00                                 16.7
                 100                               5.00                                 20.0
               -----                           --------                               ------
                $500                             $25.00                                103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5).
The average price you paid for each share:       $4.84 ($500 divided by 103.4).

Independent auditors' report

The board and shareholders
Strategist World Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Strategist Emerging Markets Fund, Strategist World Growth Fund and Strategist World Income Fund (series within Strategist World Fund, Inc.) as of October 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended October 31, 1997, and for the period from May 13, 1996 (commencement of operations), to October 31, 1996 of Strategist World Growth Fund and Strategist World Income Fund; and the related statement of operations, statement of changes in net assets and the financial highlights for the period from November 13, 1996 (commencement of operations), to October 31, 1997 of Strategist Emerging Markets Fund. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Emerging Markets Fund, Strategist World Growth Fund and Strategist World Income Fund at October 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997

Financial statements

Statements of assets and liabilities
Strategist World Fund, Inc.
Oct. 31, 1997
                                                                 Strategist          Strategist         Strategist
                                                           Emerging Markets        World Growth       World Income
                                                                       Fund                Fund               Fund

Assets
Investment in corresponding
  Portfolio (Note 1)                                               $667,001            $629,345           $663,559
Organizational costs (Note 1)                                            41               1,838              1,838
Other receivables                                                       208                  --                 14
                                                                    -------             -------            -------
Total assets                                                        667,250             631,183            665,411
                                                                    -------             -------            -------


Liabilities
Dividends payable to shareholders                                        --                  --              2,622
Payable to advisor                                                       --                  --              2,067
Accrued distribution fee                                                  5                   4                  4
Accrued transfer agency fee                                               2                   1                  1
Accrued administrative services fee                                       2                   1                  1
Other accrued expenses                                               16,495              26,947             35,856
                                                                     ------              ------             ------
Total liabilities                                                    16,504              26,953             40,551
                                                                     ------              ------             ------
Net assets applicable to
    outstanding capital stock                                      $650,746            $604,230           $624,860
                                                                   --------            --------           --------


Represented by
Capital stock-- $.01 par value (Note 1)                             $ 1,235              $  806             $  989
Additional paid-in capital                                          632,423             583,654            597,691
Undistributed net investment income                                   1,195               2,051              3,973
Accumulated net realized gain (loss)                                102,852              (3,383)            12,807
Unrealized appreciation (depreciation)
    on investments and on translation of assets
    and liabilities in foreign currencies                           (86,959)             21,102              9,400
                                                                    -------              ------              -----
Total -- representing net assets applicable
    to outstanding capital stock                                   $650,746            $604,230           $624,860
                                                                   --------            --------           --------
Shares outstanding                                                  123,445              80,646             98,867
                                                                    -------              ------             ------
Net asset value per share of
    outstanding capital stock                                        $ 5.27              $ 7.49             $ 6.32
                                                                     ------              ------             ------
See accompanying notes to financial statements.

Statements of operations
Year ended Oct. 31, 1997
                                                                 Strategist          Strategist         Strategist
                                                           Emerging Markets        World Growth       World Income
                                                                      Fund*                Fund               Fund
Investment income
Income:
Dividends                                                         $   6,579             $ 7,717              $  25
Interest                                                              8,581               3,978             42,354
   Less foreign taxes withheld                                         (582)               (356)              (659)
                                                                       ----                ----               ----
Total income                                                         14,578              11,339             41,720
                                                                     ------              ------             ------

Expenses (Note 2):
Expenses allocated from
    corresponding Portfolio                                           7,425               5,112              4,657
Distribution fee                                                      1,572               1,487              1,430
Transfer agency fee                                                     346                 315                180
Administrative services fees and expenses                               629                 357                343
Postage                                                               6,763               3,733              5,001
Registration fees                                                    36,310              13,836             10,768
Reports to shareholders                                               3,641               1,491              2,002
Audit fees                                                            3,034               3,200              3,200
Other                                                                   740               1,006              1,117
                                                                        ---               -----              -----
Total expenses                                                       60,460              30,537             28,698
   Less expenses reimbursed by AEFC                                 (46,656)            (20,749)           (20,944)
                                                                    -------             -------            -------
Total net expenses                                                   13,804               9,788              7,754
                                                                     ------               -----              -----
Investment income (loss)-- net                                          774               1,551             33,966
                                                                        ---               -----             ------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions                                           102,852              12,677              5,843
    Financial futures                                                    --                (102)              (643)
                                                                    -------              ------             ------
    Foreign currency transactions                                     1,549              (3,547)              (314)
    Written options contracts                                            --                 838                103
Net realized gain (loss) on investments                             104,401               9,866              4,989
Net change in unrealized appreciation
    (depreciation) on investments and on
    translation of assets and liabilities in
    foreign currencies                                              (86,959)             18,151             (9,228)
                                                                    -------              ------             ------
Net gain (loss) on investments and
    foreign currencies                                               17,442              28,017             (4,239)
                                                                     ------              ------             ------
Net increase (decrease) in net assets
    resulting from operations                                       $18,216             $29,568            $29,727
                                                                    -------             -------            -------
*For the period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997.
See accompanying notes to financial statements.

Statement of changes in net assets
Strategist World Fund, Inc.
                                                                              Strategist Emerging Markets Fund
                                                                                         For the period from
                                                                                                     Nov. 13, 1996*
                                                                                                  to Oct. 31, 1997
Operations and distributions
Investment income (loss) -- net                                                                      $    774
Net realized gain (loss) on investments                                                               104,401
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets
    and liabilities in foreign currencies                                                             (86,959)
                                                                                                      -------
Net increase (decrease) in net assets resulting from operations                                        18,216
                                                                                                       ------

Distributions to shareholders from:
   Net investment income                                                                               (1,462)
                                                                                                       ------
Capital share transactions (Note 3)
Proceeds from sales                                                                                   634,388
Reinvestment of distributions at net asset value                                                        1,462
Payments for redemptions                                                                               (2,858)
                                                                                                       ------
Increase (decrease) in net assets from capital share transactions                                     632,992
                                                                                                      -------
Total increase (decrease) in net assets                                                               649,746
Net assets at beginning of period (Note 1)                                                              1,000
                                                                                                        -----
Net assets at end of period                                                                           650,746
                                                                                                      -------

Undistributed net investment income                                                                   $ 1,195
                                                                                                      -------
*Commencement of operations.
See accompanying notes to financial statements.

Statements of changes in net assets
Strategist World Fund, Inc.
                                                                                Strategist World Growth Fund
                                                                                Year ended         For the period
                                                                             Oct. 31, 1997           from May 13, 1996*
                                                                                                      to Oct. 31, 1996
Operations and distributions
Investment income (loss)-- net                                                     $ 1,551                $ 2,612
Net realized gain (loss) on investments                                              9,866                (19,140)
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets
    and liabilities in foreign currencies                                           18,151                  2,951
                                                                                    ------                  -----
Net increase (decrease) in net assets
   resulting from operations                                                        29,568                (13,577)
                                                                                    ------                -------
Distributions to shareholders from:
    Net investment income                                                             (957)                    --
                                                                                      ----                   ----
Capital share transactions (Note 3)
Proceeds from sales                                                                105,025                454,736
Reinvestment of distributions at net asset value                                       957                     --
Payments for redemptions                                                           (19,522)                (2,000)
                                                                                   -------                 ------
Increase (decrease) in net assets from capital
    share transactions                                                              86,460                452,736
                                                                                    ------                -------
Total increase (decrease) in net assets                                            115,071                439,159
Net assets at beginning of period (Note 1)                                         489,159                 50,000
                                                                                   -------                 ------
Net assets at end of period                                                       $604,230               $489,159
                                                                                  --------               --------
Undistributed net investment income                                                $ 2,051                  $ 979
                                                                                   -------                  -----

*Commencement of operations.
See accompanying notes to financial statements.

Statements of changes in net assets
Strategist World Fund, Inc.
                                                                                Strategist World Income Fund
                                                                               Year ended         For the period
                                                                             Oct. 31, 1997           from May 13, 1996*
                                                                                                      to Oct. 31, 1996
Operations and distributions
Investment income (loss)-- net                                                    $ 33,966                $ 9,919
Net realized gain (loss) on investments                                              4,989                  4,553
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets
    and liabilities in foreign currencies                                           (9,228)                18,628
                                                                                    ------                 ------
Net increase (decrease) in net assets
    resulting from operations                                                       29,727                 33,100
                                                                                    ------                 ------
Distributions to shareholders from:
    Net investment income                                                          (20,717)                (9,919)
    Excess distributions of net investment income                                       --                 (4,831)
    Net realized gain                                                               (1,848)                     --
                                                                                    ------
Total distributions                                                                (22,565)               (14,750)
                                                                                   -------                -------
Capital share transactions (Note 3)
Proceeds from sales                                                                 80,679                450,000
Reinvestment of distributions at net asset value                                    29,488                  5,157
Payments for redemptions                                                           (15,976)                    --
                                                                                   -------
Increase (decrease) in net assets from capital
    share transactions                                                              94,191                455,157
                                                                                    ------                -------
Total increase (decrease) in net assets                                            101,353                473,507
Net assets at beginning of period (Note 1)                                         523,507                 50,000
                                                                                   -------                 ------
Net assets at end of period                                                       $624,860               $523,507
                                                                                  --------               --------
Undistributed (excess of distributions over)
    net investment income                                                          $ 3,973              $  (2,084)
                                                                                   -------              ---------
*Commencement of operations.
See accompanying notes to financial statements.

Notes to financial statements
Strategist World Fund, Inc.

1. Summary of significant accounting policies

Strategist Emerging Markets Fund (Emerging Markets Fund), Strategist World Growth Fund (World Growth Fund), and Strategist World Income Fund (World Income
Fund), are series of capital stock within Strategist World Fund, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 3 billion authorized shares of capital stock. On April 15, 1996, American Express Financial Corporation (AEFC) invested $50,000 in World Growth Fund and World Income Fund which represented 6,831 shares and 8,264 shares for each Fund, respectively. Operations did not formally commence until May 13, 1996. On Nov. 12, 1996, American Express Financial Corporation (AEFC) invested $1,000 in the Emerging Markets Fund, which represented 200 shares.
Operations commenced on Nov. 13, 1996.

Investments in Portfolios

Each of the Funds seeks to achieve its investment objectives by investing all of its net investable assets in a corresponding series of World Trust (the Trust).

Emerging Markets Fund invests all of its assets in the Emerging Markets Portfolio, an open-end investment company that has the same objectives as the Fund. Emerging Markets Portfolio seeks to provide shareholders with a long-term growth of capital by investing primarily in equity securities of issuers in countries with developing or emerging markets.

World Growth Fund invests all of its assets in the World Growth Portfolio, an open-end investment company that has the same objectives as the Fund. World Growth Portfolio seeks to provide a long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks of companies throughout the world.

World Income Fund invests all of its assets in the World Income Portfolio, an open-end investment company that has the same objectives as the Fund. World Income Portfolio invests primarily in debt securities of U.S. and foreign issuers.

Each Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. Each Fund records its investment in the corresponding Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. As of Oct. 31, 1997, the percentages of the corresponding Portfolio owned by Emerging Markets Fund, World Growth Fund and World Income Fund were 0.19%, 0.06% and 0.07%, respectively. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' "Notes to financial statements," which are included elsewhere in this report.

Organizational costs

Each Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal taxes

Since each Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) allocated from the Portfolios may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital as follows:

                                 Emerging         World         World
                             Markets Fund   Growth Fund   Income Fund
Undistributed net
  investment income                $1,883        $  478       $(7,192)
Accumulated net
  realized gain (loss)             (1,549)        1,912         7,714
                                   ------         -----         -----
Additional paid-in capital
  reduction (increase)             $  334        $2,390       $   522
                                   ------        ------       -------
Dividends to shareholders

Dividends from net investment income, declared and paid at the end of each calendar year for Emerging Markets Fund and World Growth Fund and declared daily and paid each calendar quarter for World Income Fund are reinvested in additional shares of the Funds at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

At Oct. 31, 1997, AEFC owned 100,287 shares for Emerging Markets Fund, 68,855 shares for World Growth Fund and 88,364 shares for World Income Fund.

2. Expenses and sales charges

In addition to the expenses allocated from the Portfolio, each Fund accrues its own expenses as follows:

Each Fund entered into agreements with AEFC for providing administrative services and transfer agent services. Under its Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% for Emerging Markets Fund, from 0.06% to 0.035% for World Growth Fund and from 0.06% to 0.04% for World Income Fund annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, office expenses, consultants' fees, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. Each Fund pays AEFC an annual fee per shareholder account of $20 ($25 for World Income Fund).

Under a Plan and Agreement of Distribution, each Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.

A redemption fee of 0.50% is applied and retained by the Fund, if shares are redeemed or exchanged within 180 days of purchase.

AEFC and the Distributor have agreed to waive certain fees and to absorb certain other of Fund expenses until Dec. 31, 1998. Under this agreement, total expenses will not exceed 2.20% of Emerging Markets Fund's average daily net assets, 1.75% of World Growth Fund's average daily net assets and 1.35% of World Income Fund's average daily net assets. In addition, for the year ended Oct. 31, 1997, AEFC further voluntarily agreed to waive certain fees and expenses to 1.65% for World Growth Fund.

3. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

                                                Year ended Oct. 31, 1997
                                Emerging                 World            World
                             Markets Fund*         Growth Fund      Income Fund
Sold                             123,439                14,316           12,880
Issued for reinvested
   distributions                     287                   132            4,682
Redeemed                            (481)               (2,913)          (2,536)
                                    ----                ------           ------
Net increase (decrease)          123,245                11,535           15,026
                                 -------                ------           ------
*Inception date was Nov. 13, 1996.

                                                 Period ended Oct. 31, 1996*
                                       World                     World
                                 Growth Fund               Income Fund
Sold                                62,555                      74,751
Issued for reinvested
   distributions                        --                         826
Redeemed                              (275)                         --
                                    ------                      ------
Net increase (decrease)             62,280                      75,577
                                    ------                      ------
*Inception date was May 13, 1996.

4. Capital loss carryover

For federal income tax purposes, World Growth Fund had a capital loss carryover at Oct. 31, 1997 of $3,309 that, if not offset by subsequent capital gains, will expire in 2005. It is unlikely the board will authorize a distribution of any net realized gain for a Fund until its capital loss carryover has been offset or expires.

5. Financial highlights


The table below shows certain  important  information for evaluating each Fund's results.
Fiscal period ended Oct. 31,
Per share income and capital changes(a)
                                        Emerging
                                         Markets                     World                    World
                                            Fund               Growth Fund              Income Fund
                                            1997(c)      1997         1996(b)      1997        1996(b)
Net asset value, beginning of period       $5.00        $7.08        $7.32        $6.24       $6.05

Income from investment operations:
Net investment income                        .01          .02          .04          .36         .15
Net gains (losses)
  (both realized and unrealized)             .27          .40         (.28)        (.03)        .25
Total from investment operations             .28          .42         (.24)         .33         .40

Less distributions:
Distributions from net investment income    (.01)        (.01)          --         (.23)       (.15)
Excess distributions of net
  investment income                           --           --           --           --        (.06)
Distributions from realized gains             --           --           --         (.02)         --
Total distributions                         (.01)        (.01)          --         (.25)       (.21)
Net asset value, end of period              5.27         7.49         7.08         6.32        6.24

Ratios/supplemental data
Net assets, end of period (in thousands)    $651         $604         $489         $627        $524
Ratio of expenses to
  average daily net assets                  2.20%(d,e)   1.65%d       1.75%(d,e)   1.35%(d)    1.35%(d,e)
Ratio of net income to
  average daily net assets                   .12%(e)      .26%        1.61%(e)     6.28%       5.87%(e)
Total return                                 5.9%         6.0%        (3.3%)        6.6%        6.6%
Portfolio turnover rate (excluding
  short-term securities)                      87%         199%          58%          55%         24%
Average brokerage commission rate(f)      $.0034       $.0113       $.0086           --          --

 (a) For a share outstanding throughout the period. Rounded to the nearest cent.
 (b) Inception date was May 13, 1996.
 (c) Inception date was Nov. 13, 1996.
 (d) The Advisor and Distributor  voluntarily  limited total operating expenses.
     Without this  agreement,  the ratio of expenses to average daily net assets would have been 9.61% for Emerging  Markets Fund for the period ended 1997,
     5.13% and 17.33% for World  Growth  Fund for  periods  ended 1997 and 1996, respectively,  and 5.36% and 19.23% for World Income Fund for periods ended
     1997 and 1996, respectively.
 (e) Adjusted to an annual basis.
 (f) Effective  fiscal  year 1996,  the Fund is  required to disclose an average
     brokerage   commission   rate  per  share  for  security  trades  on  which
     commissions  are charged.  The  comparability  of this  information  may be affected  by the fact that  commission  rates per share vary  significantly among foreign countries.

 Federal income tax information

The Funds are required by the Internal Revenue Code of 1986 to tell their shareholders about the tax treatment of the dividends they pay during their fiscal year. Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

Strategist Emerging Markets Fund
Fiscal year ended Oct. 31, 1997

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                    Per share
Dec. 27, 1996                                    $0.01462

Total distributions                              $0.01462

Strategist World Growth Fund
Fiscal year ended Oct. 31, 1997

Income distribution taxable as dividend income, 98.22% qualifying for deduction by corporations.

Payable date                                    Per share
Dec. 30, 1996                                    $0.01331

Total distributions                              $0.01331

Strategist World Income Fund
Fiscal year ended Oct. 31, 1997

Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                    Per share
Dec. 27, 1996                                     0.16797
March 27, 1997                                    0.04920
June 27, 1997                                     0.05934
Sept. 26, 1997                                    0.05847

Total distributions                             $0.33498

Capital gains distribution taxable as long-term capital gains.

Payable date                                    Per share
Dec. 27, 1996                                   $0.00137

Total distributions                             $0.33635

The distribution of $0.16934 per share, payable Dec. 27, 1996 consisted of $0.14730 derived from net investment income, $0.02067 from net short-term captal gains (total of $0.16797 taxable as dividend income) and $0.00137 from long-term capital gains.

Independent auditors' report

The board of trustees and unitholders World Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 1997, the related statement of operations and the statement of changes in net assets for the period from November 13, 1996 (commencement of operations) to October 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio at October 31, 1997, and the results of its operations and the changes in its net assets for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997

Financial statements

Statement of assets and liabilities
Emerging Markets Portfolio
Oct. 31, 1997

Assets
Investments in securities, at value (Note 1)
    (identified cost $434,347,667)                           $385,142,855
Cash in bank on demand deposit
    (including foreign currency holdings of $3,841,936)         6,863,507
Dividends and accrued interest receivable                          75,112
Receivable for investment securities sold                         969,086
Unrealized appreciation on foreign currency contracts held
    (Notes 1 and 5)                                                 1,602
U.S. government securities held as collateral (Note 4)          6,402,980
                                                                ---------
Total assets                                                  399,455,142
                                                              -----------

Liabilities
Payable for investment securities purchased                     7,558,367
Unrealized depreciation on foreign currency contracts held,
    at value (Notes 1 and 5)                                        6,742
Payable upon return of securities loaned (Note 4)              33,258,780
Accrued investment management services fee                         10,892
Other accrued expenses                                            162,089
                                                                  -------
Total liabilities                                              40,996,870
                                                               ----------
Net assets                                                   $358,458,272
                                                             ------------
See accompanying notes to financial statements.

Statement of operations

Emerging Markets Portfolio
For the period from Nov. 13, 1996
(commencement of operations) to Oct. 31, 1997


Investment income
Income:
Dividends                                              $  2,092,384
Interest                                                  1,989,063
    Less foreign taxes withheld                            (173,913)
                                                           --------
Total income                                              3,907,534
                                                          ---------
Expenses (Note 2):
Investment management services fee                        1,970,475
Compensation of board members                                 8,801
Custodian fees                                              184,583
Audit fees                                                   13,500
Other                                                         6,442
                                                              -----
Total expenses                                            2,183,801
    Earnings credits on cash balances (Note 2)              (21,530)
                                                            -------
Total net expenses                                        2,162,271
                                                          ---------
Investment income (loss) -- net                           1,745,263
                                                          ---------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
    Security transactions (Note 3)                        8,719,711
    Foreign currency transactions                          (589,436)
                                                           --------
Net realized gain (loss) on investments                   8,130,275
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets
    and liabilities in foreign currencies               (49,497,497)
                                                        -----------
Net gain (loss) on investments and foreign currencies   (41,367,222)
                                                        -----------
Net increase (decrease) in net assets
  resulting from operations                            $(39,621,959)
                                                       ------------
See accompanying notes to financial statements.

Statement of changes in net assets

Emerging Markets Portfolio
For the period from Nov. 13, 1996
(commencement of operations) to Oct. 31, 1997


Operations
Investment income (loss)-- net                                     $ 1,745,263
Net realized gain (loss) on investments                              8,130,275
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets and
    liabilities in foreign currencies                              (49,497,497)
                                                                   -----------
Net increase (decrease) in net assets resulting from operations    (39,621,959)
Net contributions (withdrawals) from partners                      398,076,231
                                                                   -----------
Total increase (decrease) in net assets                            358,454,272
Net assets at beginning of period (Note 1)                               4,000
                                        -                                -----
Net assets at end of period                                       $358,458,272
                                                                  ------------
See accompanying notes to financial statements.

Notes to financial statements

Emerging Markets Portfolio

1. Summary of significant accounting policies
Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Emerging Markets Portfolio invests primarily in equity securities of issuers in countries with developing or emerging markets. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On Nov. 12, 1996, two funds affiliated with American Express Financial Corporation (AEFC) invested $4,000 in the Portfolio. Operations did not formally commence until Nov. 13, 1996.

Significant accounting policies followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend notification or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Portfolio does not amortize premium and discount.

2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the period from Nov. 13, 1996 to Oct. 31, 1997, the Portfolio's custodian fees were reduced by $21,530 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $455,934,223 and $136,693,516, respectively, for the period from Nov. 13, 1996 to Oct. 31, 1997. For the same period, the portfolio turnover rate was 87%. Realized gains and losses are determined on an identified cost basis.

4. Lending of portfolio securities

At Oct. 31, 1997, securities valued at $33,028,321 were on loan to brokers. For collateral, the Portfolio received $26,855,800 in cash and U.S. government securities valued at $6,402,980. Income from securities lending amounted to $162,273 for the period from Nov. 13, 1996 to Oct. 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. Foreign currency contracts

At Oct. 31, 1997, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See Summary of significant accounting policies.The terms of the open contracts are as follows:

Exchange date   Currency to be   Currency to be  Unrealized        Unrealized
                   delivered        received    appreciation      depreciation
Nov. 3, 1997        964,922         8,057,102      $    --            $1,730
                  U.S. Dollar     Mexican Peso
Nov. 3, 1997        625,167         2,213,091        1,602                --
                  U.S. Dollar    Israeli Shekel
Nov. 4, 1997       1,877,151       14,509,442           --               486
                  U.S. Dollar   Hong Kong Dollar
Nov. 4, 1997        712,686      130,421,447,402        --             2,484
                  U.S. Dollar     Turkish Lira
Nov. 4, 1997       1,059,006         958,376            --             2,042
                  Brazil Real      U.S. Dollar
                                                    ------            ------
                                                    $1,602            $6,742
 Investments in securities

Emerging Markets Portfolio
Oct. 31, 1997
(Percentages represent value of investments compared to net assets)

Common stocks (77.6%)
Issuer                                            Shares          Value (a)

Argentina (3.5%)
Retail (1.9%)
Perez Companc                                  1,060,000        $ 6,639,416

Utilities -- telephone (1.6%)
Telefonica de Argentina ADR                      210,000          5,906,250

Brazil (12.1%)
Beverages & tobacco (1.7%)
CIA Cervejaria Brahma                         10,000,000          6,257,650

Chemicals (0.9%)
Companhia de Saneamento Basico do
    Estado de Sao Paulo                       17,000,000(b)       3,145,153

Energy (1.3%)
Petroleo Brasileiro ADR                          240,000(c)       4,767,554

Utilities -- electric (3.9%)
Centrais Eletricas Brasileiras ADR               381,000          8,035,021
Light Servicos de Eletricidade                17,995,000          5,973,044
Total                                                            14,008,065

Utilities -- telephone (4.3%)
Telecomunicacoes Brasileiras-Telebras ADR        110,000         11,165,000
Telecom Minas Gerais                          32,900,000(b)       4,119,080
Total                                                            15,284,080

Chile (4.0%)
Retail (0.5%)
Distribucion y Servicio D & S ADR                107,000(b)       1,879,188

Multi-industry conglomerates (0.1%)
Quinenco ADR                                      14,600(b)         213,525

Utilities -- electric (1.0%)
Enersis ADR                                      110,000          3,630,000

Utilities -- telephone (2.4%)
Cia. de Telecomunicaciones de Chile ADR          315,000          8,741,250

China (1.3%)
Utilities -- electric
Beijing Datang Power Generation Cl H           8,950,000(b)       4,514,640

Egypt (1.8%)
Building materials & construction
Suez Cement GDR                                  320,000          6,619,200

Greece (1.2%)
Utilities -- telephone
OTE GDR                                          403,077(b)       4,192,001

Hong Kong (4.0%)
Building materials & construction (0.2%)
New World Infrastructure                         370,000(b,c)       732,199

Industrial equipment & services (0.8%)
First Tractor                                  3,800,000(b)       2,948,975

Multi-industry conglomerates (2.2%)
China Resources Enterprises                      748,000(b)       2,051,038
Shanghai Industrial Holdings                   1,332,000(c)       5,926,508
Total                                                             7,977,546

Retail (0.8%)
Guangnan Holdings                              2,960,857(c)       2,719,017

Hungary (3.1%)
Chemicals (1.0%)
BorsodChem GDR                                   100,000(e)       3,525,000

Health care (2.1%)
EGIS                                              63,000          2,957,093
Gedeon Richter                                    48,000(b)       4,464,000
Total                                                             7,421,093

Indonesia (1.2%)
Health care (0.1%)
PT Tempo Scan Pacific                            250,000            178,571

Multi-industry conglomerates (0.4%)
Modern Photo Film                              1,402,000          1,448,668

Retail (0.2%)
Matahari Putra Prima                           3,111,000            604,156

Utilities -- telephone (0.5%)
PT Telekomunikasi                              2,023,000          1,879,901

Israel (7.2%)
Banks and savings & loans (1.6%)
Bank Hapoalim                                  2,418,563          5,726,272

Chemicals (2.0%)
Israel Chemicals                               5,800,000          7,276,790

Communications equipment & services (2.2%)
ECI Telecommunications                           155,000          4,281,875
Tadiran Telecommunications                       100,000          3,622,821
Total                                                             7,904,696

Health care (1.4%)
Teva Pharmaceutical Inds ADR                     105,000(c)       4,908,750

Malaysia (1.6%)
Banks and savings & loans (0.7%)
Malayan Banking                                  688,000          2,641,428

Building materials & construction (0.1%)
IJM   663,000                                    355,178

Leisure time & entertainment (0.8%)
Tanjong                                        1,530,000          2,686,606

Mexico (12.0%)
Beverages & tobacco (3.9%)
Coca Cola Femsa ADR                               65,000(c)       2,807,187
Fomento Economico Mexicano Cl B                  959,000          6,764,017
Panamerican Beverages Cl A                       149,400          4,631,400
Total                                                            14,202,604

Financial services (1.3%)
Grupo Finaciero Bancomer                      10,000,000(b)       4,722,060

Multi-industry conglomerates (2.4%)
Grupo Carso SA de CV                           1,350,000          8,577,194

Paper & packaging (2.1%)
Kimberly-Clark de Mexico ADR                     345,000          7,395,764

Utilities -- telephone (2.3%)
Telefonos de Mexico ADR Cl L                     190,000          8,217,500

Peru (3.5%)
Banks and savings & loans (1.5%)
Credicorp                                        300,000(c)       5,381,250

Metals (2.0%)
Compania de Minas Buenaventura ADR               400,000          7,175,000

Philippines (2.5%)
Building materials & construction (0.1%)
Hi Cement                                      5,220,000            472,530

Utilities -- electric (0.7%)
Manila Electric Cl B                             878,000          2,682,432

Utilities -- telephone (1.7%)
Philippine Long Distance Telephone               252,000(c)       6,111,000

Poland (0.8%)
Metals
KGHM Polish Copper                               275,000(b,c)     2,822,188

Russia (7.3%)
Energy (4.3%)
AO Tatneft ADR                                    60,000(b)       8,580,000
Lukoil Holding ADR                                80,000(c)       6,804,800
Total                                                            15,384,800

Utilities -- electric (3.0%)
Mosenergo ADR                                     80,000(e)       3,569,784
Mosenergo ADR                                     75,000(b)       3,346,673
Unified Energy Systems                        11,500,000          3,766,250
Total                                                            10,682,707

South Africa (0.6%)
Metals
Ingew Coal                                       500,000          1,972,390

South Korea (1.5%)
Communications equipment & services (0.5%)
LG Information & Communication                    33,999          1,944,743

Electronics (1.0%)
Dae Duck Electronics                              38,000          1,545,597
LG Semiconductor                                 123,050(b)       2,027,458
Samsung Electronics                                1,535             60,286
Total                                                             3,633,341

Taiwan (3.9%)
Chemicals (0.5%)
Nan Ya Plastics                                1,198,800          1,921,178

Computers & office equipment (0.8%)
Computers-LANS                                 1,748,000          2,761,782

Electronics (1.8%)
Acer Peripherals                                 700,000          1,187,399
Compal Electronics                               689,000(b)       1,569,450
Taiwan Secom                                     350,000(b)       1,142,164
Yageo                                          1,285,000(b)       2,698,707
Total                                                             6,597,720

Textiles & apparel (0.8%)
Far Eastern Textile                            3,100,000          2,904,684

Turkey (2.5%)
Automotive & related (0.2%)
Otosan Otomobil Sanayii                          852,000(b)         742,322

Banks and savings & loans (2.3%)
Yapi ve Kredi Bankasi                            275,000          8,318,750

United Kingdom (0.5%)
Health care
Pliva                                            110,000          1,710,500

Venezuela (1.5%)
Utilities -- telephone
Compania Anonima Nacional Telefonos
    de Venezuela ADR                             122,142          5,343,712

Total common stocks
(Cost: $327,007,060)                                           $278,410,969

Other (0.1%)
Issuer                                            Shares          Value (a)
Indonesia (0.1%)
Matahari Putra Prima
    Rights                                     3,111,000           $345,197

Taiwan (--%)
Compal Electronics
    Rights                                        59,488                 --

Total other
(Cost: $953,918)                                                   $345,197


Short-term securities (29.7%)
Issuer                             Annualized          Amount        Value (a)
                                     yield on      payable at
                                      date of        maturity
                                     purchase

U.S. government agencies (3.8%)
Federal Home Loan Mtge Corp Disc Nt
    11-10-97                                5.43%  $5,000,000     $ 4,993,237
    11-17-97                                5.43    2,900,000       2,893,027
Federal Natl Mtge Assn Disc Nt
    11-06-97                                5.43    5,900,000       5,895,559
Total                                                              13,781,823

Commercial paper (24.9%)
Alabama Power
    11-25-97                                5.53    6,500,000       6,476,167
Ameritech Capital Funding
    12-05-97                                5.54    2,100,000(d)    2,089,072
Bell Atlantic
    11-18-97                                5.51    7,300,000       7,281,075
Bell Atlantic
    11-25-97                                5.54    4,000,000       3,985,307
BHP Finance
    11-17-97                                5.52    3,100,000       3,092,436
BOC Group
    11-10-97                                5.54    2,400,000       2,396,694
Commerzbank U.S. Finance
    11-26-97                                5.53    7,200,000       7,172,450
Fleet Funding
    12-02-97                                5.57    2,000,000(d)    1,990,442
Gannett
    11-06-97                                5.54    1,400,000       1,398,930
Gateway Fuel
    12-09-97                                5.55    5,300,000       5,269,119
Metlife Funding
    12-16-97                                5.55    5,800,000       5,760,053
Morgan Stanley Group
    11-18-97                                5.52    6,500,000       6,483,118
NBD Bank Canada
    11-28-97                                5.54    4,900,000       4,879,714
Paccar Financial
    11-20-97                                5.53    6,500,000       6,481,097
SBC Communications Capital
    11-05-97                                5.56    6,100,000(d)    6,096,252
Siemens
    11-14-97                                5.52    5,500,000       5,489,096
Societe Generale North America
    11-20-97                                5.53    4,400,000       4,387,228
Toyota Motor Credit
    11-19-97                                5.52    6,800,000       6,781,334
USAA Capital
    11-04-97                                5.56      800,000         799,631
    11-10-97                                5.50      900,000         898,768
Total                                                              89,207,983

Letter of credit (1.0%)
Bank of America-
AES Barbers Point
    11-07-97                                5.52%   $3,400,000     $ 3,396,883

Total short-term securities
(Cost: $106,386,689)                                              $106,386,689

Total investments in securities
(Cost: $434,347,667) (f)                                          $385,142,855
    Notes to investments in securities
(a)Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 4 to the financial statements.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. This security has been determined to be liquid under guidelines established by the board.

(e)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(f) At Oct. 31,1997, the cost of securities for federal income tax purposes was $436,328,740 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                    $ 9,865,307
Unrealized depreciation                    (61,051,192)
                                           -----------
Net unrealized depreciation               ($51,185,885)
                                          ------------
See accompanying notes to investments in securities.

Independent auditors' report

The board of trustees and unitholders
World Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended Oct. 31, 1997 and for the period from May 13, 1996 (commencement of operations) to October 31, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Growth Portfolio at October 31, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997



Financial statements

Statement of assets and liabilities
World Growth Portfolio
Oct. 31, 1997


Assets

Investments in securities, at value (Note 1)
    (identified cost $1,202,501,578)                                                                $1,244,686,920
Cash in bank on demand deposit                                                                           5,059,639
Dividends and accrued interest receivable                                                                1,920,078
Receivable for investment securities sold                                                               15,641,949
Unrealized appreciation on foreign currency contracts held,
    at value (Notes 1 and 4)                                                                             2,007,828
U.S. government securities held as collateral (Note 5)                                                  13,779,015
                                                                                                        ----------
Total assets                                                                                         1,283,095,429
                                                                                                     -------------

Liabilities

Payable for investment securities purchased                                                             68,020,184
Unrealized depreciation on foreign currency contracts held,
    at value (Notes 1 and 4)                                                                                31,782
Payable upon return of securities loaned (Note 5)                                                       81,724,990
Accrued investment management services fee                                                                  23,648
Other accrued expenses                                                                                     178,921
                                                                                                           -------
Total liabilities                                                                                      149,979,525
                                                                                                       -----------
Net assets applicable to outstanding capital stock                                                  $1,133,115,904
                                                                                                    ==============

See accompanying notes to financial statements.




Statement of operations

World Growth Portfolio
Year ended Oct. 31, 1997


Investment income
Income:
Dividends (including $48,661 earned from affiliates)                                                   $15,002,336
Interest                                                                                                 7,883,713
    Less foreign taxes withheld                                                                           (687,216)
                                                                                                          --------
Total income                                                                                            22,198,833
                                                                                                        ----------
Expenses (Note 2):
Investment management services fee                                                                       8,978,698
Compensation of board members                                                                               19,158
Custodian fees                                                                                             882,553
Audit fees                                                                                                  22,000
Other                                                                                                       32,919
                                                                                                            ------
Total expenses                                                                                           9,935,328
    Earnings credits on cash balances (Note 2)                                                             (21,657)
                                                                                                           -------
Total net expenses                                                                                       9,913,671
                                                                                                         ---------
Investment income (loss) -- net                                                                         12,285,162
                                                                                                        ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (including $1,302,906 realized
      gain on sales of affiliated issuers) (Note 3)                                                     32,437,751
    Financial futures contracts                                                                           (226,454)
    Foreign currency transactions                                                                       (5,320,461)
    Options contracts written (Note 6)                                                                   1,717,452
                                                                                                         ---------
Net realized gain (loss) on investments                                                                 28,608,288
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                  37,976,694
                                                                                                        ----------
Net gain (loss) on investments and foreign currencies                                                   66,584,982
                                                                                                        ----------
Net increase (decrease) in net assets resulting from operations                                        $78,870,144
                                                                                                       ===========

See accompanying notes to financial statements.




Statements of changes in net assets

World Growth Portfolio
                                                                               Year ended          For the period
                                                                            Oct. 31, 1997       from May 13, 1996*
                                                                                                 to Oct. 31, 1996
Operations
Investment income (loss)-- net                                              $  12,285,162           $  12,183,646
Net realized gain (loss) on investments                                        28,608,288              27,471,267
Net change in unrealized appreciation
    (depreciation) on investments and
    on translation of assets and liabilities
    in foreign currencies                                                      37,976,694             (63,955,989)
Net increase (decrease) in net assets
   resulting from operations                                                   78,870,144             (24,301,076)
Net contributions (withdrawals) from partners                                 (19,158,130)          1,097,654,966
Total increase (decrease) in net assets                                        59,712,014           1,073,353,890
Net assets at beginning of period (Note 1)                                  1,073,403,890                  50,000
Net assets at end of period                                                $1,133,115,904          $1,073,403,890


*Commencement of operations.

See accompanying notes to financial statements.


Notes to financial statements

World Growth Portfolio

1. Summary of significant accounting policies
World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. World Growth Portfolio seeks to provide a long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks of companies throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $50,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

Significant accounting polices followed by the Portfolio are summarized below:

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend notification or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Portfolio does not amortize premium and discount.

2. Fees and expenses
The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.8% to 0.675% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Oct. 31, 1997, the Portfolio's custodian fees were reduced by $21,657 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

3. Securities transactions
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,358,922,562 and $2,198,233,965, respectively, for the year ended Oct. 31, 1997. For the same year, the portfolio turnover rate was 199%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $61,457 for the year ended Oct. 31, 1997.



4. Foreign currency contracts
At Oct. 31, 1997, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See Summary of significant accounting policies.
The terms of the open contracts are as follows:

Exchange date                Currency to be          Currency to be           Unrealized            Unrealized
                                delivered               received             appreciation          depreciation

Nov. 3, 1997                    3,238,738               2,281,123               $    --               $29,951
                               Swiss Franc             U.S. Dollar
Nov. 4, 1997                    9,846,261              58,483,836               268,550                    --
                               U.S. Dollar            French Franc
Nov. 4, 1997                     784,416                 557,906                     --                 1,831
                               Swiss Franc             U.S. Dollar
Nov. 28, 1997                  10,249,758              59,358,397                16,309                    --
                               U.S. Dollar            French Franc
Nov. 28, 1997                   1,100,555               6,404,954                 7,185                    --
                               U.S. Dollar            French Franc
Feb. 5, 1998                  9,084,000,000            78,310,345             1,715,784                    --
                              Japanese Yen             U.S. Dollar
                                                                              ---------               -------
                                                                             $2,007,828               $31,782



5. Lending of portfolio securities
At Oct. 31, 1997, securities valued at $78,012,894 were on loan to brokers. For collateral, the Portfolio received $67,945,975 in cash and U.S. government securities valued at $13,779,015. Income from securities lending amounted to $1,143,476 for the year ended Oct. 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. Option contracts written
The number of contracts and premium amounts associated with option contracts written is as follows:

                                      Year ended Oct. 31, 1997

                                Puts                            Calls

                        Contracts      Premium           Contracts     Premium

Balance Oct. 31, 1996       1,350   $1,128,600               --          $--

Opened                         --           --            1,000      834,472

Closed                         --           --           (1,000)    (834,472)

Expired                    (1,350)  (1,128,600)              --           --
                           ------   ----------

Balance Oct. 31, 1997          --          $--               --          $--

See Summary of significant accounting policies.

Investments in securities

World Growth Portfolio
Oct. 31, 1997
(Percentages represent value of investments compared to net assets)


Common stocks (98.0%)
Issuer                                            Shares             Value(a)

Argentina (1.1%)
Financial services (0.1%)
IRSA                                             34,500(c)        $1,164,375

Multi-industry conglomerates (0.6%)
Perez Companc ADR                               550,000            6,867,960

Utilities -- telephone (0.4%)
Telefonica De Argentina                         170,000            4,781,250

Australia (0.8%)
Multi-industry conglomerates
Brambles Inds                                   465,000            8,937,310

Bahamas (0.9%)
Restaurants & lodging
Sun Intl Hotels                                 275,000(c)         9,900,000

Brazil (1.4%)
Banks and savings & loans (0.5%)
Uniao de Bancos Brasileiros ADR                 225,000(c,d)       6,131,250

Utilities -- telephone (0.9%)
Telecomunicacoes Brasileiras -
  Telebras ADR                                   95,000            9,642,500

Canada (5.0%)
Communications equipment & services (0.8%)
Northern Telecom                                100,000            8,968,750

Health care (0.6%)
Biovail Intl                                    250,000(c,d)       7,218,750

Industrial equipment & services (1.9%)
Bombardier Cl B                               1,100,000(d)        21,085,514


Paper & packaging (0.6%)
Avenor                                          400,000            6,559,938

Utilities -- telephone (1.1%)
BCE                                            468,200(d)         13,080,337

Chile (1.0%)
Multi-industry conglomerates (0.7%)
Quinenco ADR                                   574,100(c)          8,396,212

Retail (0.3%)
Distribucion Y Servicio ADR                    171,000             3,003,187

Finland (1.5%)
Communications equipment & services
Nokia Cl A                                     195,000(c)         17,022,509

France (13.5%)
Automotive & related (2.1%)
Michelin                                       333,666            17,075,712
Renault                                        235,862(c)          6,547,190
Total                                                             23,622,902

Banks and savings & loans (1.2%)
Banque Nationale de Paris                      306,000            13,495,330

Chemicals (4.5%)
Cie Generale Des Eaux                          101,248            11,784,833
Rhone-Poulenc                                  911,284            39,638,174
Total                                                             51,423,007

Computers & office equipment (2.1%)
Dassault Systemes                              790,000(c)         23,637,149

Energy (3.6%)
Elf Aquitaine                                  185,000(c)         22,845,036
Total Petroleum Cl B                           164,250(c)         18,180,560
Total                                                             41,025,596

Germany (4.3%)
Automotive & related (0.3%)
BMW                                              4,850(c,d)        3,506,465

Electronics (1.2%)
Siemens                                        220,000            13,533,163

Industrial equipment & services (2.0%)
Mannesmann                                      33,000            13,928,571
SGL Carbon                                      58,909             8,265,293
Total                                                             22,193,864

Textiles & apparel (0.8%)
Adidas                                          63,478             9,182,375

Hong Kong (1.6%)
Multi-industry conglomerates (0.5%)
Hutchison Whampoa                              790,000             5,466,597

Real estate (1.1%)
Cheung Kong Holdings                           725,000(c)          5,040,257
New World Development                        1,056,699             3,717,546
Sun Hung Kai Properties                        475,000(c)          3,501,908
Total                                                             12,259,711

Italy (6.6%)
Banks and savings & loans (3.7%)
Credito Italiano                             9,040,000(c,d)       24,074,316
Istituto Bancario San Paulo di Torino        2,415,412(c)         18,300,086
Total                                                             42,374,402

Communications equipment & services (1.4%)
Telecom Italia                               3,900,000            15,734,339

Energy (1.5%)
ENI ADR                                      3,000,000(d)         16,845,582

Japan (7.0%)
Automotive & related (0.8%)
Honda                                          255,000             8,591,573

Communications equipment & services (0.8%)
Fujikura                                     1,250,000(c)          8,579,094

Computers & office equipment (1.5%)
Fujitsu                                      1,515,000(c)         16,636,579

Electronics (2.5%)
Ibiden                                         470,000(c)          7,819,974
Kyocera                                        138,000(c)          7,909,987
Tokyo Electron                                 270,000(c)         13,476,977
Total                                                             29,206,938

Media (1.4%)
Sony                                           195,000(c)         16,206,064

Mexico (2.3%)
Multi-industry conglomerates (0.7%)
Grupo Financiero Banorte                     6,000,000(c)          8,248,656

Paper & packaging (0.9%)
Kimberly-Clark de Mexico ADR                 2,400,000            10,558,279

Utilities -- telephone (0.7%)
Telefonos de Mexico                            175,000             7,568,750

Netherlands (6.3%)
Computers & office equipment (0.8%)
Baan                                           134,052(c)          9,467,922

Financial services (1.2%)
Ing Groep ADR                                  340,500(d)         14,200,175

Furniture & appliances (1.6%)
Philips Electronics                            226,400(c)         17,676,597

Industrial equipment & services (1.2%)
Stork                                          307,894(c)         13,284,927

Retail (1.5%)
Vendex Intl                                    316,000            17,205,671

Peru (0.2%)
Utilities -- telephone
Telefonica del Peru ADR                        130,000             2,567,500

Singapore (0.8%)
Real estate
DBS Land                                     5,000,000(c)          8,505,235

Sweden (0.8%)
Communications equipment & services
Ericsson (LM) ADR                              200,000             8,850,000

Switzerland (2.1%)
Health care
Novartis                                        10,500(c)         16,431,069
Roche Holdings                                     771             6,769,770
Total                                                             23,200,839

United Kingdom (10.0%)
Computers & office equipment (0.7%)
JBA Holdings                                   475,000             7,626,757

Electronics (0.9%)
Johnson Matthey                              1,000,000(c)          9,826,641

Energy (2.0%)
Lasmo PLC                                    2,700,000            12,258,567
Shell Transport & Trading                    1,623,000            11,498,806
Total                                                             23,757,373

Health care (1.6%)
Glaxo Wellcome                                 440,600(c)          9,427,633
Smithkline Beecham PLC                         881,200(c)          8,341,534
Total                                                             17,769,167

Insurance (1.4%)
Prudential                                   1,500,000(c)         15,985,062

Leisure time & entertainment (0.9%)
Ladbroke Group                               2,373,485            10,606,967

Machinery (1.0%)
Siebe                                          600,000            11,480,066

Multi-industry conglomerates (0.2%)
General Electric PLC                           413,915(c)          2,634,089

Paper & packaging (1.3%)
Pearson                                      1,130,000(c)         14,353,856

United States (32.0%)
Aerospace & defense (2.0%)
Boeing                                         200,000             9,575,000
Hexcel                                         500,000(d)         13,406,250
Total                                                             22,981,250

Airlines (1.3%)
AMR                                            125,000(c)         14,554,688

Banks and savings & loans (1.6%)
BankBoston                                     230,000            18,644,375

Communications equipment & services (0.8%
Motorola                                       150,000             9,262,500

Computers & office equipment (4.3%)
Cisco Systems                                  150,000(c)         12,304,688
Compaq                                         225,000            14,343,750
Ingram Micro                                   275,000(c)          8,198,438
Xerox                                          180,000            14,276,250
Total                                                             49,123,126

Electronics (0.6%)
Lattice Semiconductor                          125,000(c)          6,257,813

Energy (0.6%)
United Meridian                                190,000(c)          6,448,125

Energy equipment & services (3.4%)
Camco Intl                                     110,000             7,947,500
Dresser  Inds                                  400,000            16,850,000
Schlumberger                                   150,000            13,125,000
Total                                                             37,922,500

Health care (3.2%)
Boston Scientific                              200,000(c)          9,100,000
Medtronic                                      200,000             8,700,000
Pfizer                                         265,000            18,748,750
Total                                                             36,548,750

Health care services (1.2%)
HBO & Co                                       300,000            13,050,000

Household products (1.1%)
Gillette                                       143,000            12,735,937

Industrial equipment & services (1.3%)
Illinois Tool Works                            298,185            14,666,975

Insurance (1.4%)
American Intl Group                             56,000             5,715,500
Travelers                                      150,000            10,500,000
Total                                                             16,215,500

Leisure time & entertainment (0.9%)
Disney (Walt)                                  117,000             9,623,250

Metals (2.3%)
Aluminum Co of America                         155,000            11,315,000
Getchell Gold                                   37,600(c)          1,353,600
Stillwater Mining                              400,000(g)          8,300,000
                                               225,000             4,668,750
Total                                                             25,637,350

Retail (3.9%)
Rite Aid                                       230,000            13,656,250
Safeway                                        238,000            13,833,750
Walgreen                                       215,000             6,046,875
Wal-Mart                                       296,000            10,397,000
Total                                                             43,933,875
Utilities -- telephone (2.1%)
Airtouch Communications                        350,000(c)         13,518,750
GTE                                            250,000            10,609,375
Total                                                             24,128,125

Total common stocks of unaffiliated issuers
(Cost: $1,081,777,993)                                        $1,123,389,240

Bonds (0.4%)
Issuer and                                      Principal            Value(a)
coupon rate                                        amount

Russia
City of Moscow
(U.S. Dollar)
9.50% 2000                                  $5,000,000(b)         $4,862,500

Total bonds
(Cost: $4,990,000)                                                $4,862,500

Other (0.1%)
Issuer                                          Shares              Value(a)

France
Rhone Poulenc
      Warrants                                 222,372              $701,806

Total other
(Cost: $--)                                                         $701,806


Short-term securities (10.2%)

Issuer                                                Annualized                Amount                 Value(a)
                                                        yield on            payable at
                                                         date of              maturity
                                                        purchase

U.S. government agency (0.3%)
Federal Home Loan Mtge Corp Disc Nts
    11-07-97                                               5.45%            $  100,000              $   99,910
    11-13-97                                               5.49                600,000                 598,904
    11-17-97                                               5.43              2,565,000               2,558,832
Total                                                                                                3,257,646

Commercial paper (9.8%)
Ameritech Capital Funding
    11-06-97                                               5.53             11,300,000(e)           11,291,368
BBV Finance
   11-06-97                                                5.52                500,000                 499,618
BHP Finance
    11-17-97                                               5.52              5,200,000               5,187,312
Deutsche Bank Financial
    11-21-97                                               5.51              7,600,000               7,576,820
Fleet Funding
    12-10-97                                               5.56              1,000,000(e)              994,009
Gateway Fuel
    11-19-97                                               5.52              6,224,000               6,206,884
Intl Lease Finance
    11-13-97                                               5.52              7,500,000               7,486,250
Lincoln Natl
    12-08-97                                               5.55                900,000(e)              894,702
Metlife Funding
    11-06-97                                               5.57             10,000,000               9,992,306
NBD Bank Canada
    11-24-97                                               5.55              4,200,000               4,185,161
Paccar Financial
    11-03-97                                               5.50              9,000,000               8,997,260
St. Paul Companies
    11-21-97                                               5.51              2,300,000(e)            2,292,998
Siemens
    11-14-97                                               5.52             10,000,000               9,980,175
UBS Finance
    11-05-97                                               5.52             10,000,000               9,993,889
USAA Capital
    11-10-97                                               5.50              7,900,000               7,889,187
    11-18-97                                               5.50              5,500,000               5,485,767
Xerox Credit
    12-08-97                                               5.54             11,800,000              11,733,297
Total                                                                                              110,687,003

Letter of credit (0.1%)
Bank of America -
AES Barbers Point
    12-12-97                                               5.54              1,800,000               1,788,725

Total short-term securities
(Cost: $115,733,585)                                                                            $  115,733,374

Total investments in securities
(Cost: $1,202,501,578) (h)                                                                      $1,244,686,920



Notes to investments in securities
(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(b)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration  under the  Securities  Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.

(c) Non-income producing.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(f) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that were affiliates during the year ended Oct. 31, 1997 are as follows:

Issuer                            Beginning           Purchase              Sales           Ending         Dividend
                                       cost               cost               cost             cost           income

Buenaventura ADR*                $2,990,000         $4,017,518         $7,007,518          $   --          $48,661

Oliver Gold*                      1,415,994                 --          1,415,994              --              --
                                  ---------         ----------          ---------          -------         -------

Total                            $4,405,994         $4,017,518         $8,423,512          $   --          $48,661

*Issuer was not an affiliate for the entire fiscal period.


(g) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 1997, is as follows:

Security                        Acquisition date                   Cost
Stillwater Mining                       08-18-95             $8,600,000


(h) At Oct. 31, 1997, the cost of securities for federal income tax purposes was $1,202,633,541 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation                                           $100,830,963
Unrealized depreciation                                            (58,777,584)
                                                                   -----------
Net unrealized appreciation                                       $ 42,053,379

Independent auditors' report
The board of trustees and unitholders
World Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended October 31, 1997 and for the period from May 13, 1996 (commencement of operations) to October 31, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Trust Portfolio at October 31, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997


Financial Statements

Statement of assets and liabilities
World Income Portfolio
Oct. 31, 1997


Assets
Investments in securities, at value (Note 1)
    (identified cost $958,160,678)                                                                  $  972,380,978
Cash in bank on demand deposit                                                                             199,804
Dividends and accrued interest receivable                                                               26,001,615
Receivable for investment securities sold                                                                1,766,802
Unrealized appreciation on foreign currency contracts held,
    at value (Notes 1 and 4)                                                                               100,012
                                                                                                           -------
Total assets                                                                                         1,000,449,211
                                                                                                     -------------

Liabilities
Payable for investment securities purchased                                                             10,115,609
Unrealized depreciation on foreign currency contracts held,
    at value (Notes 1 and 4)                                                                               156,430
Payable upon return of securities loaned (Note 5)                                                        4,854,480
Accrued investment management services fee                                                                  19,775
Other accrued expenses                                                                                      49,117
                                                                                                            ------
Total liabilities                                                                                       15,195,411
                                                                                                        ----------
Net assets                                                                                          $  985,253,800
                                                                                                    ==============

See accompanying notes to financial statements.



Statement of operations

World Income Portfolio
Year ended Oct. 31, 1997

Investment income
Income:
Dividends                                                                                              $    38,782
Interest                                                                                                63,725,859
    Less foreign taxes withheld                                                                           (993,284)
                                                                                                          --------
Total income                                                                                            62,771,357
                                                                                                        ----------
Expenses (Note 2):
Investment management services fee                                                                       6,721,234
Compensation of board members                                                                               16,475
Custodian fees                                                                                             243,546
Audit fees                                                                                                  22,500
Other                                                                                                       31,269
                                                                                                            ------
Total expenses                                                                                           7,035,024
    Earnings credits on cash balances (Note 2)                                                             (16,433)
                                                                                                           -------

Total net expenses                                                                                       7,018,591
                                                                                                         ---------
Investment income (loss) -- net                                                                         55,752,766
                                                                                                        ----------


Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (Note 3)                                                                       7,375,025
    Financial futures contracts                                                                           (977,400)
    Foreign currency transactions                                                                       (1,132,696)
    Options contracts written (Note 6)                                                                     149,000
                                                                                                           -------
Net realized gain (loss) on investments                                                                  5,413,929
Net change in unrealized appreciation (depreciation)
    on investments and on translation
    of assets and liabilities in foreign currencies                                                    (12,533,266)
                                                                                                       -----------
Net gain (loss) on investments and foreign currencies                                                   (7,119,337)
                                                                                                        ----------
Net increase (decrease) in net assets resulting from operations                                        $48,633,429
                                                                                                       -----------

See accompanying notes to financial statements.



Statements of changes in net assets

World Income Portfolio

                                                                               Year ended          For the period
                                                                            Oct. 31, 1997       from May 13, 1996*
                                                                                                 to Oct. 31, 1996

Operations
Investment income (loss)-- net                                               $ 55,752,766            $ 22,643,163
Net realized gain (loss) on investments                                         5,413,929               3,494,043
Net change in unrealized appreciation
    (depreciation) on investments and
    on translation of assets and liabilities
    in foreign currencies                                                     (12,533,266)             26,719,774
                                                                              -----------              ----------
Net increase (decrease) in net assets
   resulting from operations                                                   48,633,429              52,856,980
Net contributions (withdrawals) from partners                                 101,894,400             781,818,991
                                                                              -----------             -----------
Total increase (decrease) in net assets                                       150,527,829             834,675,971
Net assets at beginning of period (Note 1)                                    834,725,971                  50,000
                                                                              -----------                  ------
Net assets at end of period                                                  $985,253,800            $834,725,971
                                                                             ============            ============

*Commencement of operations.
See accompanying notes to financial statements.


Notes to financial statements

World Income Portfolio

1. Summary of significant accounting policies
World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. World Income Portfolio invests primarily in debt securities of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFA) contributed $50,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.

Significant accounting polices followed by the Portfolio are summarized below:

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Illiquid securities
At Oct. 31, 1997, investment is securities included issues that are liquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 1997 was $5,000,000 representing 0.5% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend notification or upon receipt of ex-dividend notification in the case of certain foreign securities. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Portfolio does not amortize premium and discount.

2. Fees and expenses
The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under the agreement, the Trust also pays taxes and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Oct. 31, 1997, the Portfolio's custodian fees were reduced by $16,433 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

3. Securities transactions
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $630,171,707 and $453,535,709 respectively, for the year ended Oct. 31, 1997. For the same period, the portfolio turnover rate was 55%. Realized gains and losses are determined on an identified cost basis.

4. Foreign currency contracts
At Oct. 31, 1997, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation (see Summary of significant accounting policies) on these contracts is included in the accompanying financial statements.
The terms of the open contracts are as follows:

Exchange date  Currency to be     Currency to be       Unrealized    Unrealized
                    delivered           received     appreciation  depreciation

Nov. 3, 1997        1,218,222            858,359          $ 1,949      $     --
                Australian Dollar      U.S. Dollar
Nov. 3, 1997       10,022,295         17,421,096           98,063            --
                   U.S. Dollar        Deutsche Mark
Nov. 28, 1997       3,800,000          2,630,702               --        41,952
                Australian Dollar      U.S. Dollar
Oct. 19, 1998       3,000,000     11,655,000,000               --       114,478
                  U.S. Dollar      Indonesia Rupiah
                                                         --------      --------
                                                         $100,012      $156,430

5. Lending of portfolio securities

At Oct. 31, 1997, securities valued at $4,596,720 were on loan to brokers. For collateral, the Portfolio received $4,854,480 in cash. Income from securities lending amounted to $168,537 for the year ended Oct. 31, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. Option contracts written
The number of contracts and premium amounts associated with option contracts written is as follows:
                                        Year ended Oct. 31, 1997
                                  Puts                        Calls
                         Contracts     Premium        Contracts    Premium
Balance Oct. 31, 1996          --         $ --               --      $  --
Opened                        300      532,250              200    292,338
Closed                       (300)    (532,250)            (100)  (154,188)
Expired                        --           --             (100)  (138,150)
                             ----     --------             ----   --------
Balance Oct. 31, 1997          --         $ --               --      $  --
                             ----     --------             ----   --------

See Summary of significant accounting policies.

Investments in securities
World Income Portfolio
Oct. 31, 1997
(Percentages represent value of investments compared to net assets)


Bonds (95.6%)(b)
Issuer                                            Coupon        Maturity           Principal              Value(a)
                                                    rate            year              amount
Argentina (3.4%)
Perez Companc
    (U.S. Dollar)                                  9.00 %         2004           $ 1,975,000(d)        $ 1,935,500
Province of Mendoza
    (U.S. Dollar)                                 10.00           2007             4,000,000(d)          3,810,000
Republic of Argentina
    (Argentine Peso)                               8.75           2002             8,500,000(d)          6,460,000
    (Japanese Yen)                                 5.50           2001           880,000,000             7,816,160
    (U.S. Dollar)                                  6.69           2005            10,560,000(c)          9,081,600
    (U.S. Dollar)                                 11.375          2017             4,300,000             4,171,000
Total                                                                                                   33,274,260

Austria (0.9%)
Autobahn Schnell
    (Japanese Yen)                                 6.00           2000           397,000,000             3,711,398
Republic of Austria
    (Japanese Yen)                                 5.25           1998           540,000,000             4,556,898
Total                                                                                                    8,268,296

Brazil (0.7%)
CIA Paranaense de Energia Copel                    9.75           2005             5,000,000(d)          5,000,000
    (U.S. Dollar)
Espirito Santo Centrais
    (U.S. Dollar)                                 10.00           2007             1,850,000(d)          1,757,500
Total                                                                                                    6,757,500

Canada (4.8%)
Govt of Canada
    (Canadian Dollar)                              8.00           2023            50,810,000            45,388,295
Rogers Cable System
    (Canadian Dollar)                              9.65           2014             2,000,000             1,543,412
Total                                                                                                   46,931,707

China (2.8%)
Bank of China
    (U.S. Dollar)                                  8.25           2014             5,000,000             5,039,400
Greater Beijing First
    (U.S. Dollar)                                  9.25           2004             3,500,000(d)          3,353,945
    (U.S. Dollar)                                  9.50           2007             5,000,000(d)          4,770,450
People's Republic of China
    (U.S. Dollar)                                  7.375          2001             4,450,000             4,513,969
Zhuhai Highway
    (U.S. Dollar)                                 11.50           2008             9,550,000(d)         10,242,375
Total                                                                                                   27,920,139

Denmark (4.9%)
Kingdom of Denmark
    (Danish Krone)                                 7.00           2024            70,000,000            11,095,623
    (Danish Krone)                                 8.00        2003-06           178,200,000            30,333,768
    (Danish Krone)                                 9.00           2000            40,000,000             6,741,922
Total                                                                                                   48,171,313

Ecuador (0.5%)
Republic of Ecuador
    (U.S. Dollar)                                 10.81           2004             5,000,000(c,d)        5,150,000

France (1.1%)
Govt of France
    (European Currency Unit)                       7.50           2005             8,710,000            11,081,872

Germany (6.1%)
Bundes Republic Deutschland
    (Deutsche Mark)                                6.00           2016            34,650,000            20,020,982
    (Deutsche Mark)                                6.50           2027            16,400,000             9,848,748
    (Deutsche Mark)                                7.50           2004            31,870,000            20,715,130
    (Deutsche Mark)                                8.00           2002            15,265,000             9,925,613
Total                                                                                                   60,510,473

Hong Kong (0.5%)
Dao Heng Bank
    (U.S. Dollar)                                  7.75           2007             5,000,000(d)          4,670,850

Indonesia (1.3%)
Polysindo Intl Finance
    (U.S. Dollar)                                11.375          2006              2,300,000             2,380,500
Pt Indah Kiat
    (U.S. Dollar)                                 8.875          2000              2,500,000             2,381,250
    (U.S. Dollar)                                10.00           2007              4,350,000(d)          3,882,375
Tjiwi Kimia
    (U.S. Dollar)                                10.00           2004              2,450,000(d)          2,211,125
    (U.S. Dollar)                                13.25           2001              2,000,000             2,105,000
Total                                                                                                   12,960,250

Italy (4.7%)
Govt of Italy
    (Italian Lira)                                7.25           2026         15,270,000,000             9,660,566
    (Italian Lira)                                8.50           2004         46,125,000,000            30,628,384
Republic of Italy
    (U.S. Dollar)                                 6.875          2023              6,000,000             6,097,980
Total                                                                                                   46,386,930

Japan (0.4%)
Matsushita Electric
    (Japanese Yen) Cv                             1.30           1999            325,000,000             2,776,712
Nippon Express
    (Japanese Yen) Cv                             1.00           2004            120,000,000               962,356
Total                                                                                                    3,739,068

Mexico (4.2%)
Banco Nacional Comercio Exterior
    (U.S. Dollar)                                 7.25           2004              8,000,000             7,120,000
Grupo Televisa
    (U.S. Dollar)                                11.375          2003              2,500,000             2,656,250
Imexsa Export Trust
    (U.S. Dollar)                                10.125          2003              3,000,000(d)          3,030,000
United Mexican States
    (Japanese Yen)                                5.00           1998            580,000,000             4,956,680
    (U.S. Dollar)                                11.375          2016              5,000,000             5,337,500
    (U.S. Dollar)                                11.50           2026             16,951,000(f)         18,137,570
Total                                                                                                   41,238,000

Netherlands (0.1%)
Deutsche Bank Finance
    (U.S. Dollar) Zero Coupon                      4.50           2017             3,410,000(d,e)        1,406,625

Philippines (0.5%)
Philippine Long Distance
    (U.S. Dollar)                                  7.85           2007             1,500,000(d)          1,299,435
    (U.S. Dollar)                                  8.35           2017             4,700,000(d)          3,829,748
Total                                                                                                    5,129,183

Russia (2.0%)
ALFA Bank
     (U.S. Dollar)                                10.375          2000             3,000,000             2,925,000
     (U.S. Dollar)                                11.22           1997             3,000,000(c)          2,970,000
Ministry Finance
    (U.S. Dollar)                                  9.25           2001             5,000,000(d)          4,725,000
Rostelecom (AO)
    (U.S. Dollar)                                  9.56           2000             5,000,000(i)          5,000,000
Tatneft Finance
     (U.S. Dollar)                                 9.00           2002             4,000,000(d)          3,930,000
Total                                                                                                   19,550,000

South Africa (1.4%)
Escom
     (South African Rand)                          8.00           2001            81,000,000            13,640,367

Spain (3.5%)
Govt of Spain
    (Spanish Peseta)                               8.80           2006         2,902,000,000            23,657,888
    (Spanish Peseta)                               9.40           1999         1,500,000,000            10,885,590
Total                                                                                                   34,543,478

Supranational (1.9%)
Asian Development Bank
     (Japanese Yen)                                5.00           2003           213,000,000             2,097,573
InterAmerica Development Bank
     (Japanese Yen)                                6.00           2001            59,000,000               584,699
Intl Bank Reconstruction & Development
     (Japanese Yen)                                4.50           1997         1,940,000,000            16,229,865

Total                                                                                                   18,912,137

Sweden (4.2%)
Govt of Sweden
    (Swedish Krona)                                6.00           2005            44,500,000             5,855,544
    (Swedish Krona)                                8.00           2007           160,200,000            23,839,722
Kingdom of Sweden
    (Japanese Yen)                                 3.875          1999           600,000,000             5,259,762
Peab Paulsson Enterprise AB
    (Swedish Krona)                                7.00           2000            56,560,000             6,812,086
Total                                                                                                   41,767,114

Taiwan (0.2%)
Taiwan Semiconductor
    (U.S. Dollar) Cv Zero Coupon                   0.00           2002             1,360,000(d,e)        1,448,400

United Kingdom (9.9%)
Abbey Natl
     (U.S. Dollar)                                 8.20           2004             5,000,000             5,497,650
United Kingdom Treasury
    (British Pound)                                8.00           2003            26,700,000            47,557,603
    (British Pound)                                8.50           2005             9,200,000            17,225,759
    (British Pound)                                9.00           2000            15,700,000            27,470,945
Total                                                                                                   97,751,957

United States (33.5%)
Chesapeake
    (U.S. Dollar)                                  9.875          2003             1,000,000             1,148,210
Cleveland Electric Illuminating
    (U.S. Dollar)                                  9.50           2005             3,000,000             3,342,060
Dayton Hudson
    (U.S. Dollar)                                  8.50           2022             3,265,000             3,526,037
Executive Risk Capital Trust
    (U.S. Dollar)                                  8.675          2027             3,500,000             3,798,445
Federal Natl Mtge Assn
    (U.S. Dollar)                                  7.50           2027            14,577,618            14,905,210
    (U.S. Dollar)                                  8.00           2027            14,732,187            15,270,943
Federal Natl Mtge Assn Global
    (Japanese Yen)                                 2.00           1999           500,000,000             4,276,545
    (Australian Dollar)                            6.50           2002            22,715,000            16,537,529
General Motors
    (U.S. Dollar)                                  9.125          2001             2,000,000             2,195,720
Global Telesystems Group
    (U.S. Dollar) Cv                               8.75           2000             3,000,000(d)          3,000,000
Govt Natl Mtge Assn
    (U.S. Dollar)                                  8.00          2026              9,677,054            10,063,556
Nationwide Trust
    (U.S. Dollar) Credit
    Sensitive Nts                                  9.875          2025             7,000,000(d)          8,156,400
New Jersey Economic Development
Authority Pension Funding
    Revenue Bond
    Series 1997A MBIA Insured                      7.425          2029             5,100,000(j)          5,517,129
New York Life Insurance
    (U.S. Dollar) Credit
    Sensitive Nts                                  7.50           2023             7,000,000(d)          7,128,520
Northwest Airlines
    (U.S. Dollar)                                  8.97           2015             1,964,615             2,136,244
Overseas Private Investment
    (U.S. Dollar)                                  6.99           2009             7,500,000             7,743,750
Pacific Bell
    (U.S. Dollar)                                  8.50           2031             5,000,000             5,431,800
PDV America
    (U.S. Dollar)                                  7.875          2003             3,500,000             3,625,265
Phillips Petroleum
    (U.S. Dollar)                                  7.92           2023             3,115,000             3,240,628
Questar Pipeline
    (U.S. Dollar)                                  9.375          2021             1,000,000             1,114,080
Salomon
    (U.S. Dollar)                                  6.25           1999            10,400,000            10,432,448
Southern California Gas
    (U.S. Dollar)                                  7.375          2023               900,000               925,542
Swiss Bank
    (U.S. Dollar)                                  7.50           2025             4,700,000             4,995,818
Texas Utilities
    (U.S. Dollar) 1st Mtge                         9.75           2021             3,500,000             4,045,055
TU Electric Capital
    (U.S. Dollar)                                  8.175          2037             6,150,000             6,454,917
U.S. Treasury
    (U.S. Dollar)                                  4.75           1998             8,535,000             8,480,547
    (U.S. Dollar)                                  5.875          2000            10,000,000            10,038,000
    (U.S. Dollar)                                  6.00           2000             8,000,000             8,068,320
    (U.S. Dollar)                                  7.50           2001            72,250,000            76,688,318
    (U.S. Dollar)                                  7.50           2016            49,800,000            56,912,934
    (U.S. Dollar)TIPS                              3.375          2007            10,148,600(h)         10,012,203
U S WEST Communications
    (U.S. Dollar)                                  7.20           2026             6,000,000             5,935,080
Zurich Capital Trust I
    (U.S. Dollar)                                  8.38           2037             4,550,000(d)          5,002,179
Total                                                                                                  330,149,432

Venezuela (2.1%)
Govt of Venezuela
    (Swiss Franc)                                  6.75           2007            23,750,000(c)         20,484,375
Total bonds
(Cost: $927,342,176)                                                                                  $941,843,726


Other (0.5%)(b)
Issuer                                                                         Shares                  Value(a)

Mexico Value
    Rights                                                                      1,000 (g)                      $--
Pinto Totta
    Pfd                                                                        50,000 (c,d)              4,718,750
Total other
(Cost: $5,000,000)                                                                                      $4,718,750

Short-term securities (2.6%)
Issuer                                                       Annualized            Amount                 Value(a)
                                                               yield on         payable at
                                                                date of           maturity
                                                               purchase
U.S. government agency (0.6%)
Federal Home Loan Mtge
Corp Disc Nts
    11-13-97                                                   5.44%            $  200,000             $   199,640
    12-05-97                                                   5.50              5,700,000               5,670,499
Total                                                                                                    5,870,139

Commercial paper (2.0.%)
BHP Finance
    11-03-97                                                   5.52              4,400,000               4,398,655
Dailmer-Benz
    12-02-97                                                   5.56              9,300,000               9,255,634
Gateway Fuel
    11-19-97                                                   5.54              1,600,000               1,595,584
UBS Finance (Delaware)
    11-03-97                                                   5.67              4,600,000               4,598,551
    11-05-97                                                   5.52                100,000                  99,939
Total                                                                                                   19,948,363

Total short-term securities
(Cost: $25,818,502)                                                                                   $ 25,818,502

Total investments in securities
(Cost: $958,160,678)(k)                                                                               $972,380,978

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 1997.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) Security is partially or fully on loan. See Note 5 to the financial statements.

(g) Presently negligible market value.

(h) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Identifies issued considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements.) Information concerning such security holdings at Oct. 31, 1997, is as follows:

Security                   Acquisition date                     Cost

Rosetelecom (AO)
9.56% 2000                 04-28-97                             $5,000,000

(j) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue: MBIA--American Municipal Bond Association Corporation

(k) At Oct. 31, 1997, the cost of securities for federal income tax purposes was $958,661,888 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                    $ 33,905,844
Unrealized depreciation                     (20,186,754)
                                            -----------
Net unrealized appreciation                $ 13,719,090
                                           ============

Independent auditors' report

The board and shareholder
Strategist World  Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Strategist World Technologies Fund (a series of Strategist World Fund, Inc.) as of October 31, 1997, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from November 13, 1996 (commencement of operations) to October 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist World Technologies Fund at October 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997

Financial statements

Statement of assets and liabilities
Strategist World Technologies Fund
Oct. 31, 1997

       Assets

Investment in World Technologies Portfolio (Note 1)              529,387
Expense receivable from AEFC                                          17
Organizational cost (Note 1)                                          41
                                                            ------------

 Total assets                                                     529,445
                                                              ------------


       Liabilities

 Distribution fees                                                      4
 Other accrued expenses                                             2,357
                                                              ------------

 Total liabilities                                                  2,361
                                                              ------------

 Net assets applicable to outstanding capital stock         $     527,084
                                                              ============

       Represented by

 Capital stock-- of $.01 par value (Note 1)                 $       1,000
 Additional paid-in capital                                       492,472
 Accumulated net realized gain (loss)                             (34,357)
 Unrealized appreciation (depreciation) on investments             67,969
                                                              ------------

 Total-- representing net assets applicable to
  outstanding capital stock                                 $     527,084
                                                              ============

 Shares outstanding                                               100,000

 Net asset value per share of outstanding capital stock     $        5.27

 See accompanying notes to financial statements.

       Financial statements

       Statement of operations
       Strategist World Technologies Fund
       For the period from Nov. 13, 1996
       (commencement of operations) to Oct. 31, 1997

       Investment income

 Income:
 Dividends                                                  $          86
 Interest                                                             375
                                                             ------------
 Total income                                                         461
                                                             ------------
 Expenses (Note 2):
 Expenses allocated from World Technologies Portfolio               5,838
 Distribution fee                                                   1,174
 Transfer agency fee                                                   18
 Administrative services fees and expenses                            282
 Postage                                                              194
 Registration fees                                                    244
 Reports to shareholders                                              106
 Audit fees                                                         3,200
                                                             ------------
 Total expenses                                                    11,056
    Less expenses voluntarily reimbursed by AEFC (Note 2)          (4,067)
                                                             ------------
 Total net expenses                                                 6,989
                                                             ------------
 Investment income (loss) -- net                                   (6,528)
                                                              ------------

       Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on security transactions                (34,357)
 Net change in unrealized appreciation (depreciation) on
    investments                                                    67,969
                                                             ------------
 Net gain (loss) on investments                                    33,612
                                                             ------------
 Net increase (decrease) in net assets resulting
    from operations                                         $      27,084
                                                              ============
 See accompanying notes to financial statements.

       Financial statements

       Statement of changes in net assets
       Strategist World Technologies Fund
       For the period from Nov. 13, 1996
       (commencement of operations) to Oct. 31, 1997

       Operations

 Investment income (loss)-- net                             $      (6,528)
 Net realized gain (loss) on security transactions                (34,357)
 Net change in unrealized appreciation (depreciation)
     on investments                                                67,969
                                                             ------------
 Net increase (decrease) in net assets resulting
     from operations                                               27,084
 Net assets at beginning of period (Note 1)                       500,000
                                                             ------------
 Net assets at end of period                                $     527,084
                                                             ============
 See accompanying notes to financial statements.

Notes to financial statements
Strategist World Technologies Fund

1. Summary of significant accounting policies

Strategist World Technologies Fund is a series of capital stock within Strategist World Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 3 billion authorized shares of capital stock. On Nov. 12, 1996, American Express Financial Corporation (AEFC) invested $500,000, which represented 100,000 shares for Strategist World Technologies Fund. Operations did not formally commence until Nov. 13, 1996.

Investments in World Technologies Portfolio

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. World Technologies Portfolio invests in technology common stocks.

The Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund records its investment in the Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. As of Oct. 31, 1997, the percentage of the Portfolio owned by World Technologies Fund was 12.48%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

Organizational costs

The Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $6,528 resulting in a reclassification adjustment to decrease paid-in capital by $6,528.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at the net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

At Oct. 31, 1997, AEFC owned 100,000 shares of World Technologies Fund.

2.  Expenses and sales charges

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund entered into agreements with AEFC for providing administrative services and transfer agent services. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, office expenses, consultants' fees, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays a fee per shareholder account of $20.

Under a Plan and Agreement of Distribution, the Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.

AEFC and the Distributor have agreed to waive certain fees and to absorb certain other of Fund expenses until Dec. 31, 1998. Under this agreement, the Fund's total expenses will not exceed 1.50% of the Fund's average daily net assets.

3.  Capital loss carryover

For federal income tax purposes, the Fund had a capital loss carryover at Oct. 31, 1997 of $34,357 that, if not offset by subsequent capital gains, will expire in 2005. It is unlikely the board will authorize a distribution of any net realized gain for a Fund until its capital loss carryover has been offset or expires.

Strategist World Technologies Fund

4. Financial highlights

The table below shows certain important financial information for evaluating the Fund's results.

Period ended Oct. 31,
Per share income and capital changesa


                                             1997(b)

Net asset value,                             $5.00
beginning of period

Income from investment operations:

Net investment income (loss)                  (.07)

Net gains (losses) (both realized              .34
and unrealized)

Total from investment operations               .27

Net asset value,                             $5.27
end of period

Ratios/supplemental data:
                                              1997(b)

Net assets, end of period                     $527
(in thousands)

Ratio of expenses to                          1.50%(c,d)
average daily net assets

Ratio of net income (loss)                   (1.39%)(c)
to average daily net assets

Portfolio turnover rate                        164%
(excluding short-term securities)
for the underlying Portfolio

Total return                                   5.4%

Average brokerage commission                $.0488
rate for the underlying Portfolio(e)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date. Period from Nov. 13, 1996 to Oct. 31, 1997.
(c) Adjusted to an annual basis.
(d) The Advisor and Distributor voluntarily limited total operating expenses to 1.50% of average daily net assets. Without this agreement, the ratio of expenses to average daily net assets would have been 2.36%.
(e) The Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The board of trustees and unitholders World Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 1997, and the related statements of operations and changes in net assets for the period from November 13, 1996 (commencement of operations) to October 31, 1997. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio at October 31, 1997, and the results of its operations and the changes in its net assets for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997

 Financial statements

 Statement of assets and liabilities
 World Technologies Portfolio
 Oct. 31, 1997

          Assets

Investments in securities, at value (Note 1)
    (identified cost $3,707,464)                       $  4,247,538
Cash in bank on demand deposit                               76,879
Dividends and accrued interest receivable                        18
Receivable for investment securities sold                   216,393
                                                            -------
Total assets                                              4,540,828
                                                          ---------
          Liabilities

Payable for investment securities purchased                 290,593
Accrued investment management services fee                       85
Other accrued expenses                                        8,047
                                                              -----
Total liabilities                                           298,725
                                                            -------
Net assets                                            $   4,242,103
                                                      =============
See accompanying notes to financial statements.

  Financial statements

  Statement of operations
  World Technologies Portfolio
  For the period from Nov. 13, 1996
  (commencement of operations) to Oct. 31, 1997

  Investment income
Income:
Dividends                                                            $    690
Interest                                                                2,997
                                                                        -----
Total income                                                            3,687
                                                                        -----
Expenses (Note 2):
Investment management services fee                                     27,140
Custodian fees                                                          9,265
Audit fees                                                             11,250
Other                                                                     847
                                                                          ---
Total expenses                                                         48,502
    Earnings credits on cash balances (Note 2)                         (1,740)
                                                                       ------
Total net expenses                                                     46,762
                                                                       ------
Investment income (loss) -- net                                       (43,075)
                                                                      -------
          Realized and unrealized gain (loss) -- net

Net realized gain (loss) on security transactions (Note 3)           (279,246)
Net change in unrealized appreciation (depreciation) on investments   540,074
                                                                      -------
Net gain (loss) on investments                                        260,828
                                                                      -------
Net increase (decrease) in net assets resulting from operations     $ 217,753
                                                                    =========
See accompanying notes to financial statements.

Financial statements

Statement of changes in net assets
World Technologies Portfolio
For the period from Nov. 13, 1996
(commencement of operations) to Oct. 31, 1997

          Operations

Investment income (loss)-- net                                        $ (43,075)
Net realized gain (loss) on security transactions                      (279,246)
Net change in unrealized appreciation (depreciation) on investments     540,074
                                                                        -------
Net increase (decrease) in net assets resulting from operations         217,753

Net contributions (withdrawals) from partners                            24,350
                                                                         ------
Total increase in net assets                                            242,103
Net assets at beginning of period (Note 1)                            4,000,000
                                                                      ---------

Net assets at end of period                                          $4,242,103
                                                                     ==========
See accompanying notes to financial statements.

Notes to financial statements
World Technologies Portfolio

1. Summary of significant accounting policies

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. World Technologies Portfolio invests in common stocks of companies within the information technology  sector.  The  Declaration  of Trust  permits  the  Trustees to issue non-transferable interests in the Portfolio. On Nov. 12, 1996, two funds affiliated with American Express Financial Corporation (AEFC) invested $4,000,000 in the Portfolio. Operations commenced on Nov. 13, 1996.

Significant accounting polices followed by the Portfolio are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations
and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. Fees and expenses

The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the period ended Oct. 31, 1997, the Portfolio's custodian fees were reduced by $1,740 as a result of earnings credits from overnight cash balances.

Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $10,286,184 and $6,299,474, respectively, for the period ended Oct. 31, 1997. For the same period, the portfolio turnover rate was 164%. Realized gains and losses are determined on an identified cost basis.

Investments in securities


World Technologies Portfolio                   (Percentages represent value of
Oct. 31, 1997                               investments compared to net assets)

Common stocks (100.1%)

Issuer                                         Shares                Value (a)

Communications equipment & services (7.3%)
ADC Telecommunications                          1,500  (b)         $    49,688
CIENA                                           1,000  (b)              55,000
Davel Communications Group                      1,000  (b)              25,625
EchoStar Communications Cl A                    2,000  (b)              38,000
MasTec                                          1,000  (b)              32,437
Powerwave Technologies                          3,500  (b)             108,063
Total                                                                  308,813

Computers & office equipment (58.0%)
Arbor Software                                  1,000  (b)              36,563
AXENT Technologies                              2,500  (b)              58,437
BEA Systems                                     5,000  (b)              67,500
BMC Software                                      600  (b)              36,225
Compaq Computer                                 1,000  (b)              63,750
Computer Associates Intl                        1,000                   74,563
CSG Systems Intl                                1,000  (b)              39,188
DAOU Systems                                    3,000  (b)              79,125
E*TRADE Group                                   1,500  (b)              46,312
Envoy                                           1,600  (b)              44,800
Excite                                          2,000  (b)              49,875
Gateway 2000                                    1,500  (b)              43,031
GeoTel Communications                           3,000  (b)              51,375
HBO & Co                                        5,800                  252,300
Infinity Financial Technology                   5,500  (b)              84,562
Ingram Micro Cl A                               1,800  (b)              53,663
McAfee Associates                               1,400  (b)              69,650
Metro Information Services                      2,000  (b)              49,750
Metzler Group                                   1,800  (b)              69,525
Microsoft                                         300  (b)              39,000
Network General                                 3,000  (b)              60,750
Oracle                                          3,000  (b)             107,344
Parametric Technology                           1,400  (b)              61,775
PeopleSoft                                      1,900  (b)             119,462
Peritus Software Services                       4,000  (b)              74,000
Pervasive Software                              8,000  (b)              60,000
PMT Services                                    3,000  (b)              48,375
ProSoft Development                             4,000  (b)              50,500
Security Dynamics Technologies                  2,000  (b)              67,750
STB Systems                                     1,300  (b)              38,188
Sterling Commerce                               4,200  (b)             139,387
Sterling Software                               2,400  (b)              81,900
Symix                                           4,000  (b)              66,500
Technology Modeling Associates                  3,000  (b)              42,000
UOL Publishing                                  2,300  (b)              49,450
Viasoft                                         1,000  (b)              41,000
Visio                                           1,100  (b)              40,906
Total                                                                2,458,481

Electronics (9.3%)
Applied Materials                               2,400  (b)              80,100
Intel                                             600                   46,200
KLA-Tencor                                      1,000  (b)              43,938
Maxim Intergrated Products                      1,750  (b)             115,937
Uniphase                                        1,000  (b)              67,125
Unitrode                                        1,600  (b)              42,900
Total                                                                  396,200

Energy equipment & services (1.4%)
Veritas DGC                                     1,500  (b)              61,406

Health care (4.7%)
Boston Scientific                               1,000  (b)              45,500
St. Jude Medical                                1,300  (b)              39,406
Synaptic Pharmaceutical                         4,000  (b)              50,500
Watson Pharmaceuticals                          2,000  (b)              63,500
Total                                                                  198,906

Health care services (0.9%)
Advanced Health                                 2,200  (b)              38,775

Media (4.4%)
May & Speh                                      4,400  (b)              55,550
Universal Outdoor Holdings                      1,500  (b)              63,375
Univision Communications Cl A                   1,100  (b)              68,200
Total                                                                  187,125

Multi-industry conglomerates (2.4%)
Abacus Direct                                   1,500  (b)              55,125
Strayer Education                               1,000                   47,750
Total                                                                  102,875


Utilities -- telephone (1.1%)
NEXTLINK Communications Cl A                    2,000  (b)              45,250

Foreign (10.6%)(c)
ASM Lithography Holding                         1,200  (b)              87,900
BioChem Pharma                                  1,400  (b)              35,088
Cognos                                          4,000  (b)              91,500
Companie Generale de Geophysique ADR            3,400  (b)              95,200
Discreet Logic                                  2,300  (b)              44,994
Petroleum Geo-Services ADR                        800  (b)              55,400
Taiwan Semiconductor Mfg ADR                    2,000  (b)              39,625
Total                                                                  449,707

Total investment in securities
(Cost: $3,707,464)(d)                                              $ 4,247,538


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) At Oct. 31, 1997, the cost of securities for federal income tax purposes was $3,707,464 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                        $ 708,371
Unrealized depreciation                         (168,297)
--------------------------------------------------------------
Net unrealized appreciation                    $ 540,074
--------------------------------------------------------------

PART C.  OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

(a)    FINANCIAL STATEMENTS:

         Financial Statements filed as part of this post-effective amendment:

         Strategist World Fund, Inc.:

         Independent auditors' report dated Dec. 5, 1997
         Statement of assets and liabilities, Oct. 31, 1997
         Statement of operations, year ended Oct. 31, 1997
         Statement of changes in net assets, for the year ended Oct. 31. 1997 and for the period from Nov. 13, 1996 (commencement of operations) to April 30, 1997
         Notes to financial statements

         Emerging Markets Portfolio:

         Independent auditors' report dated Dec. 5, 1997
         Statement of assets and liabilities, Oct. 31, 1997
         Statement of operations, for the period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997
         Statement of changes in net assets, for the period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997
         Notes to financial statements
         Investments in securities, Oct. 31, 1997
         Notes to investments in securities

         World Growth Portfolio:

         Independent auditors' report dated Dec. 5, 1997
         Statement of assets and liabilities, Oct. 31, 1997
         Statement of operations, year ended Oct. 31, 1997
         Statement of changes in net assets, for the year ended Oct. 31, 1997 and for the period from May 13, 1996 to Oct. 31, 1996
         Notes to financial statements
         Investments in securities, Oct. 31, 1997
         Notes to investments in securities

         World Income Portfolio:

         Independent auditors' report dated Dec. 5, 1997
         Statement of assets and liabilities, Oct. 31, 1997
         Statement of operations, year ended Oct. 31, 1997
         Statement of changes in net assets, for the year ended Oct. 31, 1997 and for the period from May 13, 1996 to Oct. 31, 1996
         Notes to financial statements
         Investments in securities, Oct. 31, 1997
         Notes to investments in securities

         World Technologies Portfolio:

         Independent auditors' report dated Dec. 5, 1997
         Statement of assets and liabilities, Oct. 31, 1997
         Statement of operations, for the period from Nov. 13, 1996 to Oct. 31, 1997
         Statement of changes in net assets, for the period from Nov. 13, 1996 to Oct. 31, 1997
         Notes to financial statements
         Investments in securities, Oct. 31, 1997
         Notes to investments in securities

(b)    EXHIBITS:

1.(a) Articles of Incorporation, dated Sept. 1, 1995, filed electronically on or about Nov. 1, 1995 as Exhibit 1 to Registrant's initial Registration Statement, are incorporated herein by reference.

  (b) Articles of Amendment of Express Direct World Fund, Inc., dated April 4th, 1996 filed electronically on or about April 17, 1996 as Exhibit 1(b) to Registrant's Pre-Effective Amendment No. 2 are incorporated herein by reference.

2. Copy of By-laws dated April 24, 1996, filed electronically as Exhibit 2 to Registrants' Post-Effective Amendment No. 4 to Registration Statement No. 33-63951, is incorporated herein by reference.

3.     Not Applicable.

4.     Not Applicable.

5.     Not Applicable.

6(a) Copy of Distribution Agreement between Strategist World Fund, Inc. on behalf of Strategist World Growth Fund and Strategist World Income Fund an American Express Service Corporation, dated May 13, 1996, filed electronically as Exhibit 6(a) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

6(b) Copy of Distribution Agreement between Strategist World Fund, Inc. on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund and American Express Service Corporation dated Nov. 13, 1996, filed electronically as Exhibit 6(b) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

7.     Not Applicable.

8(a) Copy of Custodian Agreement between Strategist World Fund, Inc. on behalf of Strategist World Growth Fund and Strategist World Income Fund and American Express Trust Company, dated May 13, 1996, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

8(b) Copy of Custodian Agreement between Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund, and American Express Trust Company, dated Nov. 13, 1996, filed electronically as
Exhibit 8(b) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

8(c) Copy of Addendum to the Custodian Agreement between Strategist World Fund, Inc., on behalf of Strategist World Growth Fund and Strategist World Income Fund, American Express Trust Company and American Express Financial Corporation, dated May 13, 1996, filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

8(d) Copy of Addendum to the Custodian Agreement between Strategist World Fund, Inc. on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund, American Express Trust Company and American Express Financial Corporation, dated Nov. 13, 1996, filed electronically as Exhibit 8(d) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(a) Copy of Transfer Agency Agreement between Strategist World Fund, Inc., on behalf of Strategist World Growth Fund and Strategist World Income Fund and American Express Financial Corporation, dated May 13, 1996, filed electronically as Exhibit 9(a) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(b) Copy of Transfer Agency Agreement between Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund, and American Express Financial Corporation, dated Nov. 13, 1996, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(c) Copy of Administrative Services Agreement between Strategist World Fund, Inc., on behalf of Strategist World Growth Fund and Strategist World Income Fund, and American Express Financial Corporation, dated May 13, 1996, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(d) Copy of Administrative Services Agreement between Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund, and American Express Financial Corporation, dated Nov. 13,
1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(e) Copy of Agreement and Declaration of Unitholders between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and Strategist World Fund, Inc., on behalf of Strategist World Income Fund, dated May 13, 1996, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(f) Copy of Agreement and Declaration of Unitholders between IDS Global Series, Inc., on behalf of IDS Global Growth Fund and Strategist World Fund, Inc., on behalf of Strategist World Growth Fund, dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

9(g) Copy of Agreement and Declaration of Unitholders between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, and Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund dated Nov. 13, 1996, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33 63951, is incorporated herein by reference.

9(h) Copy of Agreement and Declaration of Unitholders between IDS Global Series, Inc., on behalf of IDS Innovations, and Strategist World Fund, Inc., on behalf of Strategist World Technologies Fund dated Nov. 13, 1996, filed electronically as Exhibit 9(h) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

10. Opinion and consent of counsel as to the legality of the securities being registered, is filed electronically herewith.

11.    Independent auditors' consent, is filed electronically herewith.

12.    Not Applicable.

13(a) Copy of Share  Purchase  Agreement  between  Strategist  World,  Inc.  and
American  Express   Financial   Corporation  dated  April  16,  1996,  filed
electronically as Exhibit 13(a) to Registrant's Post-Effective Amendment No.4 to Registration Statement No. 33-63951, is incorporated herein by reference.

14.    Not Applicable.

15(a) Copy of Plan and Agreement of Distribution between Strategist World Fund, Inc., on behalf of Strategist World Growth Fund and Strategist World Income
Fund, and American Express Service Corporation, dated May 13, 1996, filed electronically as Exhibit 15(a) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

15(b) Copy of Plan and Agreement of Distribution between Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund and Strategist World Technologies Fund, and American Express Service Corporation, dated Nov. 13,
1996, filed electronically as Exhibit 15(b) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63951, is incorporated herein by reference.

16.  Schedule  of  computation  of  each  performance   quotation  to  be  filed
electronically as Exhibit 16 to Registrant's Pre-Effective Amendment No. 2, is incorporated herein by reference.

17.    Financial data schedule, is filed electronically herewith.

18.    Not Applicable.

19(a) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(a) to Registrant's Post-Effective Amendment No. 1 is incorporated herein by reference.

19(b) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 1 is incorporated herein by reference.

19(c) Trustee's Power of Attorney to sign Amendments to this Registration Statement, dated January 8, 1997, filed electronically as Exhibit 19(c) to Registrants' Post-Effective Amendment No. 4 is incorporated herein by reference.

19(d) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 11, 1996, filed electronically as Exhibit 19(b) to Registrant's Pre-Effective Amendment No.2, is incorporated herein by reference.

19(e) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated November 21, 1997, is filed electronically herewith.

19(f) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated November 21, 1997, is filed electronically herewith.

Item 25.      Persons Controlled by or Under Common Control with Registrant
              None

Item 26.      Number of Holders of Securities

                           (1)                                         (2)
                                                              Number of Record
                                                              Holders as of
                  Title of Class                              Dec. 19, 1997

                  Common Stock
                  $.01 par value

                  Strategist Emerging Markets Fund                 32
                  Strategist World Growth Fund                     21
                  Strategist World Income Fund                     10
                  Strategist World Technologies Fund                1

Item 27.      Indemnification

The Articles of Incorporation of the Registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expense, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

PAGE 1
American Express Financial Corporation is the investment advisor of the Portfolios of the Trust.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

(a)  Not Applicable.

(b) Registrant hereby undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of the post-effective amendment to Registrant's 1933 Act Registration Statement or within 60 days of the four to six month period in compliance with the generic comment letter of the Division of Investment Management dated Feb. 25, 1995, section V - Financial Statements, or commencement of operations by the Fund, whichever is later.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist World Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 24th day of December, 1997.

                                                     STRATEGIST WORLD FUND, INC.

                                      By /s/   James A. Mitchell*
                                               James A. Mitchell, President

                                      By /s/   Matthew N. Karstetter
                                               Matthew N. Karstetter, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of December, 1997.

Signature                                                     Title

By /s/   Rodney P. Burwell**                                  Director
         Rodney P. Burwell

By /s/   Jean B. Keffeler**                                   Director
         Jean B. Keffeler

By /s/  Thomas R. McBurney**                                  Director
         Thomas R. McBurney

By /s/   James A. Mitchell**                                  Director
         James A. Mitchell

* Signed pursuant to Officer's Power of Attorney dated April 24, 1996, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 1, by:



Eileen J. Newhouse

** Signed pursuant to Directors Power of Attorney dated April 24, 1996, file electronically as Exhibit 19(a) to Registrant's Post-Effective Amendment
No. 1, by:



Eileen J. Newhouse

                                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, WORLD TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 24th day of December, 1997.

                                                     WORLD TRUST

                                     By /s/ William R. Pearce**
                                            William R. Pearce, President

                                     By /s/ Matthew N. Karstetter
                                            Matthew N. Karstetter, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of December, 1997.

Signature                                                     Capacity

/s/  William R. Pearce*                                       Trustee
     William R. Pearce

/s/  H. Brewster Atwater, Jr.                                 Trustee
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                         Trustee
     Lynne V. Cheney

/s/  William H. Dudley*                                       Trustee
     William H. Dudley

/s/  David R. Hubers*                                         Trustee
     David R. Hubers

/s/  Heinz F. Hutter                                          Trustee
     Heinz F. Hutter

/s/  Anne P. Jones                                            Trustee
     Anne P. Jones

/s/   Alan K. Simpson*                                        Trustee
     Alan K. Simpson

/s/  Edson W.                                                 Trustee
     Edson W. Spencer

/s/  John R. Thomas                                           Trustee
     John R. Thomas


Signatures                                                    Capacity


/s/  Wheelock Whitney                                         Trustee
     Wheelock Whitney

/s/  C. Angus Wurtele*                                        Trustee
     C. Angus Wurtele

* Signed pursuant to Trustees Power of Attorney dated January 8, 1997, filed as
 Exhibit 19(a) to Registrant's Post-Effective Amendment No. 4, by:



-----------------------------------
Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney dated April 11, 1996, file as Exhibit 19(b) to Registrant's Pre-Effective Amendment No. 2, by:



----------------------------------
Leslie L. Ogg

                                CONTENTS OF THIS
                         POST-EFFECTIVE AMENDMENT NO. 5
                     TO REGISTRATION STATEMENT NO. 33-63951


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

Part C.

         Other information.

         Exhibits.

The signatures.